
As filed with the Securities and Exchange Commission on October 29, 2004
1933 Act Registration No. 33-96132
1940 Act Registration No. 811-9086


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 14	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 16	[X]

TD WATERHOUSE FAMILY OF FUNDS, INC.
(formerly known as Waterhouse Investors Family of Funds, Inc.)
(Exact Name of Registrant as Specified in Charter)

100 Wall Street, New York, New York 10005
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:
(212) 806-3500


George Martinez, President TD Waterhouse Family of Funds, Inc.
100 Summer Street, Suite 1500 Boston, Massachusetts 02110
(Name and Address of Agent for Service)


Copies of communications to:
Margery K. Neale, Esq.
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York
10022


It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)
[ ]	On (date) pursuant to paragraph (b)
[X]	60 days after filing pursuant to paragraph (a) (1)
[ ]	On (date) pursuant to paragraph (a) (1)
[ ]	75 days after filing pursuant to paragraph (a) (2)
[ ]	On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[front cover]

PROSPECTUS
December __, 2004

TD WATERHOUSE
FAMILY OF FUNDS, INC.

Money Market Portfolio
U.S. Government Portfolio
Municipal Portfolio
California Municipal Money Market Portfolio
New York Municipal Money Market Portfolio

[TD Waterhouse logo]

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved any Portfolio’s shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

[inside front cover]

TD WATERHOUSE FAMILY OF FUNDS, INC.

TABLE OF CONTENTS

[TO BE UPDATED]

RISK AND RETURN SUMMARY	3
Fund Overview	3
Investment Objectives	3
Investment Strategies	3
Principal Risks	6
Who May Want to Invest	7
Past Performance	7
Expenses	10

HOW TO BUY AND SELL SHARES	12
How to Buy Shares	13
How to Sell Shares	14
How to Exchange Between Portfolios	16

SHAREHOLDER INFORMATION	16
Telephone Transactions	16
Statements and Reports to Shareholders	17
Pricing Your Shares	17
Dividends	18
Taxes	18
Frequent Purchases and Redemptions	18
Disclosure of Portfolio Holdings	18

PORTFOLIO MANAGEMENT	21
Investment Manager	21
Administrator	21
Distributor	21
Shareholder Servicing	21

ABOUT CALIFORNIA AND NEW YORK	22
California	22
New York	23

FINANCIAL HIGHLIGHTS	25

FOR MORE INFORMATION	Back cover

TD WATERHOUSE FAMILY OF FUNDS, INC.

RISK AND RETURN SUMMARY

Fund Overview

The Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Municipal Money Market Portfolio (the “California Portfolio”) and the New York Municipal Money Market Portfolio (the “New York Portfolio”) are series of TD Waterhouse Family of Funds, Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Investment Objectives

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.


The California Portfolio seeks maximum current income that is exempt from federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Portfolio seeks maximum current income that is exempt from federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.


There is no guarantee that any Portfolio will be able to maintain a stable share price.

Investment Strategies

Each Portfolio is a no-load money market fund. Each Portfolio invests in high quality money market securities that the investment manager believes present minimal credit risk.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio’s holding period. Particular types of money market securities are described in the Portfolios’ Statement of Additional Information (“SAI”).

The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities. The U.S. Government Portfolio offers an added measure of safety by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the U.S. Government Portfolio

(and each other Portfolio of TD Waterhouse Family of Funds, Inc.) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “U.S. Government Portfolio.” The Municipal Portfolio offers income exempt from federal taxes by investing primarily in municipal securities. The California Portfolio and the New York Portfolio invest in high quality municipal obligations issued by its corresponding state (California or New York), the state’s political subdivisions and other qualifying issuers believed by the investment manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 90 days or less (weighted by the relative values of its holdings), and generally does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of equivalent quality in the judgment of the Portfolio’s investment manager.

Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Money Market Portfolio. The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

U.S. Government Portfolio. The U.S. Government Portfolio invests exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. Some of these obligations are backed by the full faith and credit of the U.S. Government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government

Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. In addition, a U.S. government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of the Portfolio’s shares. The Portfolio has adopted a policy to give at least 60 days’ notice before changing its investment policy to invest at least 80% of its net assets in government securities.

Municipal Portfolio, California Portfolio and New York Portfolio. The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio’s corresponding state or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for a public purpose. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the specific state’s personal income tax and federal income tax. However, this income may be subject to the federal alternative minimum tax. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

Each Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Portfolio’s risks.

Each Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Principal Risks

The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing exclusively in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

California Portfolio and New York Portfolio. The yields of California or New York municipal securities depend on, among other things, conditions in that state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Each of the California Portfolio or New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. These

Portfolios are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states because they invest primarily in securities issued by a single state and its municipalities.

Who May Want to Invest

The Portfolios may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.

•	Investors looking for a liquid investment that preserves capital.

•	Investors pursuing a short-term investment goal.

In addition:

•	The Municipal Portfolio may be appropriate for investors looking for income that is exempt from federal income tax.

•	The California Portfolio may be appropriate for investors looking to earn income that is exempt from federal and California State income taxes.

•	The New York Portfolio may be appropriate for investors looking to earn income that is exempt from federal and New York State and City income taxes.

Past Performance

The following bar chart illustrates the risks of investing in each of the Portfolios by showing changes in each Portfolio’s performance from year to year. The table below shows average annual total returns of each Portfolio. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year(1)

[bar chart here —

data:

Money Market Portfolio

1/1 - 12/31/96	4.78%
1/1 - 12/31/97	4.95%
1/1 - 12/31/98	4.97%
1/1 - 12/31/99	4.62%
1/1 - 12/31/00	5.90%
1/1 - 12/31/01	3.77%
1/1 – 12/31/02	1.31%
1/1 – 12/31/03	[ ]

U.S. Government Portfolio

1/1 - 12/31/96	4.77%
1/1 - 12/31/97	4.84%
1/1 - 12/31/98	4.82%
1/1 - 12/31/99	4.57%
1/1 - 12/31/00	5.72%
1/1 - 12/31/01	3.62%
1/1 – 12/31/02	1.20%
1/1 – 12/31/03	[ ]

Municipal Portfolio

1/1 - 12/31/96	2.98%
1/1 - 12/31/97	3.04%
1/1 - 12/31/98	2.89%
1/1 - 12/31/99	2.68%
1/1 - 12/31/00	3.54%
1/1 - 12/31/01	2.32%
1/1 – 12/31/02	0.90%
1/1 – 12/31/03	[ ]

California Portfolio

1/1 - 12/31/01	1.99%
1/1 – 12/31/02	0.82%
1/1 – 12/31/03	[ ]

New York Portfolio

1/1 - 12/31/01	2.09%
1/1 – 12/31/02	0.85%
1/1 – 12/31/03	[ ]

For the periods covered by the bar chart, the highest and lowest quarterly returns were [    ] (for the quarter ended [    ]) and [    ] (for the quarter ended [    ]) for the Money Market Portfolio, [    ] (for the quarter ended [    ]) and [    ] (for the quarter ended [    ]) for the U.S. Government

Portfolio, [    ] (for the quarter ended [    ]) and [    ] (for the quarter ended [    ]) for the Municipal Portfolio, [    ] (for the quarter ended [    ]) and [    ] (for the quarter ended [    ]) for the California Portfolio, [    ] (for the quarter ended [    ]) and [    ] (for the quarter ended [    ]) for the New York Portfolio, respectively.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/03(2)

			Since Inception	Since Inception
	1 Year	5 Years	(12/20/95)	(9/01/00)
Money Market Portfolio	[ ]	[ ]	[ ]	--
U.S. Government Portfolio	[ ]	[ ]	[ ]	--
Municipal Portfolio	[ ]	[ ]	[ ]	--
California Portfolio	[ ]	[ ]	--	[ ]
New York Portfolio	[ ]	[ ]	--	[ ]

(1)	For the period from 1/1/04 through 9/30/04, total returns for the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio, and the New York Portfolio were[ ], [ ], [ ], [ ]and [ ], respectively.

(2)	As of 12/31/03, 7-day yields for the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio, and the New York Portfolio were[ ], [ ], [ ], [ ]and [ ], respectively. As of 12/31/03, 7-day effective yields for the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio, and the New York Portfolio were[ ], [ ], [ ], [ ]and [ ], respectively. As of 12/31/03, the tax-equivalent 7-day yield for the Municipal Portfolio, the California Portfolio, and the New York Portfolio were[ ], [ ]and [ ], respectively, and the tax-equivalent 7-day effective yield for the Municipal Portfolio, the California Portfolio, and the New York Portfolio were[ ], [ ]and [ ], respectively. For current yield information, please call1-800-934-4448.

Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

U.S.
	Money Market	Government	Municipal	California	New York
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Shareholder Transaction Fees
(fees paid directly from
your investment)(1)

Maximum Sales Charge (Load)
Imposed on Purchases	None	None	None	None	None

Annual Operating Expenses
(expenses deducted from
Portfolio assets)

Management Fees(2)	[ ]	[ ]	[ ]	[ ]	[ ]

Distribution (12b-1) Fees	None	None	None	None	None

Shareholder Servicing Fees(2)	[ ]	[ ]	[ ]	[ ]	[ ]

Other Expenses	[ ]	[ ]	[ ]	[ ]	[ ]

Total Annual Operating Expenses(2)	[ ]	[ ]	[ ]	[ ]	[ ]

(1)	Broker-dealers that are not affiliates of the Portfolios’ investment manager may impose service fees in connection with the sale of Portfolio shares, no part of which may be received by the Portfolio, the investment manager or affiliates of the investment manager. These fees may differ according to the type of account held by the investor.

(2)	The table shows the expenses for each Portfolio’s fiscal year ended October 31, 2004 before expense reductions by the Portfolios’ investment manager and its affiliates. The investment manager and its affiliates have agreed (for an indefinite period of time) to reduce Portfolio expenses (by paying certain expenses and/or waiving fees) so that the total annual operating expenses of the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio will not exceed 0.82%, 0.82%, 0.81%, 0.70% and 0.70% of average daily net assets, respectively. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

After expense reductions, the Portfolios’ actual expenses for the current fiscal year ending October 31, 2005 are expected to be:

	Money Market	U.S. Government	Municipal	California	New York
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	[ ]	[ ]	[ ]	[ ]	[ ]
Shareholder Servicing Fees	[ ]	[ ]	[ ]	[ ]	[ ]
Other Expenses	[ ]	[ ]	[ ]	[ ]	[ ]
Total Annual Net
Operating Expenses	[ ]	[ ]	[ ]	[ ]	[ ]

Example

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Money Market Portfolio*	[ ]	[ ]	[ ]	[ ]
U.S. Government Portfolio*	[ ]	[ ]	[ ]	[ ]
Municipal Portfolio*	[ ]	[ ]	[ ]	[ ]
California Portfolio*	[ ]	[ ]	[ ]	[ ]
New York Portfolio*	[ ]	[ ]	[ ]	[ ]

* Assuming that current expense reduction arrangements continue for one year, your estimated costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Money Market Portfolio	[ ]	[ ]	[ ]	[ ]
U.S. Government Portfolio	[ ]	[ ]	[ ]	[ ]
Municipal Portfolio	[ ]	[ ]	[ ]	[ ]
California Portfolio	[ ]	[ ]	[ ]	[ ]
New York Portfolio	[ ]	[ ]	[ ]	[ ]

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Portfolios through an account with TD Waterhouse Investor Services, Inc. (“TD Waterhouse”) or certain other broker-dealers.

If you would like to purchase shares of a Portfolio through TD Waterhouse and you are not already a customer, you need to open a TD Waterhouse brokerage account by completing and signing a TD Waterhouse New Account Application. To request an application, please visit TD Waterhouse online at www.tdwaterhouse.com or call 1-800-934-4448. Mail it, together with your check to TD Waterhouse Investor Services, Inc., P.O. Box 2630, Jersey City, NJ 07303-2630. Once your account is open, please call 1-800-934-4448 to either change your investment vehicle or to make a direct purchase.

Automatic Sweep. Effective as of October 29, 2003, TD Waterhouse has changed the sweep options available to its customers, and the Portfolios may no longer be used as a sweep option for new customers. If you previously selected a Portfolio for automatic sweep and are eligible after January 7, 2004 and wish to retain a Portfolio as your designated sweep investment, the continued use of the Portfolio for this purpose is subject to the terms and conditions of your TD Waterhouse brokerage account agreement, and TD Waterhouse may change the eligibility criteria for this sweep investment feature or terminate this feature as an option. In addition, sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Waterhouse or the Selected Broker, as defined below, through which you purchase shares. Please call 1-800-934-4448 for more details. Even if you may no longer use a Portfolio for automatic sweep, you may make a direct purchase of shares in accordance with this prospectus.

If you are eligible to continue to designate a Portfolio as your sweep investment and have set up your brokerage account with TD Waterhouse or another Selected Broker for automatic sweep into a Portfolio, free credit balances in your brokerage account will be invested or “swept” automatically each business day into the Portfolio you have selected (“Selected Portfolio”), subject to applicable minimum investment requirements. This feature keeps your money working for you while it is not invested in other securities. “Free credit balances” refers to any settled or cleared funds in your TD Waterhouse brokerage account that are available for payment or investment.

TD Waterhouse Cash Management Services. For those TD Waterhouse customers who qualify, TD Waterhouse provides additional cash management services over that of a brokerage account. You should contact a TD Waterhouse Account Officer for more details. To set up TD Waterhouse cash management services, you should complete the appropriate section of the TD Waterhouse new account application.

How to Buy Shares

Shares are purchased at the next net asset value (NAV) per share calculated after an order and payment are received by the Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Customers of TD Waterhouse

You may purchase shares of a Portfolio by way of a direct purchase as set forth below. Certain existing customers may be eligible to purchase shares of a Portfolio through the automatic sweep investment feature.

Direct Purchases. A TD Waterhouse brokerage customer may purchase shares of any of the Portfolios by placing an order directly with a TD Waterhouse Account Officer at 1-800-934-4448. You also may buy shares by mailing or bringing your check to any TD Waterhouse office. Checks should be made payable to “TD Waterhouse Investor Services, Inc.” and you should write your TD Waterhouse account number on the check. The check will be deposited to your TD Waterhouse brokerage account. TD Waterhouse allows three business days for clearance and shares of a Portfolio will be purchased on the third business day.

By Automatic Sweep. For those TD Waterhouse customers who qualify for the automatic sweep feature, free credit balances in your TD Waterhouse brokerage account will be automatically invested each business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD Waterhouse and any changes to the eligibility criteria. Checks deposited to your TD Waterhouse brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance. Net proceeds from securities transactions in your brokerage account will be automatically invested on the business day following settlement. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day they are credited to your account.

Customers of Selected Broker-Dealers

Shares may be purchased and redeemed through certain authorized broker-dealers other than TD Waterhouse that have entered into a selling agreement with the Portfolios’ distributor (“Selected Brokers”). Affiliates of TD Waterhouse may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected

Brokers may charge their customers a fee for their services, no part of which is received by a Portfolio or TD Waterhouse.

Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to TD Waterhouse customers. Any such charges imposed by a Selected Broker would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Selected Broker’s procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase shares of a Portfolio through a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to TD Waterhouse customers. Shareholders should contact their Selected Broker for further information. The Portfolios may confirm purchases and redemptions of a Selected Broker’s customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Selected Broker to carry out its obligations to its customer.

How to Sell Shares

To sell (redeem) shares of a Portfolio, you may use any of the methods outlined above under “How to Buy Shares.” Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

Payment. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

Direct Redemptions. A TD Waterhouse brokerage customer may redeem shares of any of the Portfolios by placing an order directly with a TD Waterhouse Account Officer at 1-800-934-4448 or online athttp://www.tdwaterhouse.com if other than a sweep position.

Redemptions. Shares of your Selected Portfolio may be sold to satisfy a debit balance in your TD Waterhouse brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other portfolio of the Company may be sold. In addition, shares may be sold to settle securities transactions in your TD Waterhouse brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any available cash or cash equivalent in the account to the debits, a sufficient number of shares may be sold the following business day to satisfy any remaining debits. Shares may also be sold to provide the cash collateral necessary to meet your margin obligations to TD Waterhouse.

In addition, Portfolio shares may be subject to redemption should the TD Waterhouse brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Waterhouse or a Selected Broker with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances. Please call1-800-934-4448 for more details.

If you have cash management services features in your TD Waterhouse brokerage account and you withdraw cash from your TD Waterhouse brokerage account by way of a check or ATM/VISA Check Card, shares of your Selected Portfolio may be sold to satisfy any resulting debit balance. Holders of the ATM/VISA Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Waterhouse is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA Check Card is set forth in the TD Waterhouse cash management services agreement provided to each customer who has cash management services in his or her TD Waterhouse brokerage account. ATM cash withdrawals may be made through participating financial institutions. Although TD Waterhouse does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

How to Exchange Between Portfolios

You may change your designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD Waterhouse Account Officer with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD Waterhouse Investor Services, Inc., P.O. Box 2630, Jersey City, NJ 07303-2630. Your letter should reference your TD Waterhouse brokerage account number, the Portfolio(s) from which you are exchanging and the Portfolio(s) into which you are exchanging. At least one registered account holder should sign this letter.

An exchange involves the redemption of Portfolio shares and the purchase of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges.

Account Protection. Within your TD Waterhouse brokerage account, you have access to other investments available at TD Waterhouse, such as stocks, bonds, options, and other mutual funds. The securities in your TD Waterhouse brokerage account are protected up to $150 million per customer. The first $500,000 of coverage is provided by Securities Investor Protection Corporation (“SIPC”) of which up to $100,000 covers cash. A SIPC explanatory brochure is available by calling 1-800-934-4448 or online at www.sipc.org. The remaining coverage is provided through Lloyd’s London. Please note that this account protection does not protect against losses due to market fluctuation.

SHAREHOLDER INFORMATION

Telephone Transactions

As a customer of TD Waterhouse you automatically have the privilege of purchasing, exchanging or redeeming Portfolio shares by telephone. TD Waterhouse and the Portfolios will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, TD Waterhouse and the Portfolios may be liable for any losses due to unauthorized or fraudulent instructions. Neither TD Waterhouse nor the Portfolios will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a TD Waterhouse Account Officer if you question any activity in the account.

Each Portfolio reserves the right to refuse to honor requests made by telephone if the Portfolio believes them not to be genuine. The Portfolios also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Portfolios reserve the right to terminate or modify this privilege at any time.

Statements and Reports to Shareholders

The Portfolios do not issue share certificates but record your holdings in noncertificated form. Your Portfolio activity is reflected in your TD Waterhouse brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of most financial reports is mailed to you if you hold shares of more than one Portfolio under the same account name and tax identification number. Moreover, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling 1-800-934-4448, or by sending a written request to TD Waterhouse at the address listed on the back cover page of this prospectus. TD Waterhouse will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

Portfolio Business Days. The Portfolios are open for business on days when the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open. In addition, the Portfolios may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time.)

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of the previous business day’s last calculation of NAV. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to TD Waterhouse by the tenth day of the specific month to which the election to receive cash relates.

Taxes

Dividends derived from interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (currently at a maximum rate of 15%), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of their investments, the Portfolios’ distributions will consist primarily of ordinary income. Corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the 15% maximum tax rate applicable to certain dividends pursuant to recently enacted legislation.

U.S. Government Portfolio. All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio, California Portfolio and New York Portfolio — Federal Income Tax. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intend to declare and distribute dividends exempt from federal income tax. Shareholders of any such Portfolio will not be required to include the “exempt-interest” portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Exempt-interest dividends may be subject to state or local income taxes or give rise to a federal AMT liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of the Portfolio will not be deductible for federal income tax purposes.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate AMT. All exempt-interest dividends will be included in determining a corporate shareholder’s adjusted current earnings. Seventy-five percent of the excess, if any, of “adjusted current earnings” over a corporate shareholder’s alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation’s alternative minimum taxable income. The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to AMT consequences of an investment in a Portfolio.

The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

California Portfolio — California Personal Income Taxes.The California Portfolio anticipates that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay dividends that are exempt from California income tax, California law generally requires that, at the close of each fiscal quarter, at least 50% of the value of the California Portfolio’s assets consists of obligations whose interest is exempt from California income tax when held by an individual. Assuming compliance with this requirement, dividends and distributions made by the California Portfolio from interest on such obligations are excludable from gross income for purposes of the California personal income tax. Distributions from other obligations, as well as distributions from recognized market discount, or short- or long-term capital gains, are subject to California personal income tax. Corporate taxpayers should note that the California Portfolio’s dividends and distributions are not exempt from California state corporate income or franchise taxes.

New York Portfolio — New York Personal Income Taxes. Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will not be excluded from net income and shares of the New York Portfolio will be included in investment capital or business capital (but not both) in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Miscellaneous. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

The Portfolios may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

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Frequent Purchases and Redemptions
Since the Portfolios are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Portfolios’ shares generally do not present risks to other shareholders of the Portfolios, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Disclosure of Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is available in the Company’s SAI and on the TD Waterhouse website at www.tdwaterhouse.com. Each Portfolio’s complete portfolio holdings will be published on the website (www.tdwaterhouse.com) as of the end of each month, subject to a 30 day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website each Portfolio’s month-end top ten holdings, also with a 30 day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The information will be available on the website http://www.tdwaterhouse.com/products/accounts_investments/types_invest.html.

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PORTFOLIO MANAGEMENT

Investment Manager

TD Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005, is the Portfolios’ investment manager. The investment manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services, the investment manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each Portfolio, 0.34% of the next $1 billion, and 0.33% of assets over $2 billion. The investment manager from time to time may assume certain expenses of the Portfolios (or waive its fees), which would have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time upon notice to investors.

For the fiscal year ended October 31, 2004, the Portfolios paid the following amounts (as a percentage of average net assets) to the investment manager for its services: [    ] with respect to the Money Market Portfolio; [    ] with respect to the U.S. Government Portfolio; [    ] with respect to the Municipal Portfolio; [    ] with respect to the California Portfolio; and [    ] with respect to the New York Portfolio.

In addition to the Portfolios, the investment manager currently serves as investment manager to TD Waterhouse Trust, TD Waterhouse Plus Funds, Inc. (formerly, National Investors Cash Management Fund, Inc.) and TD Waterhouse Bank, N.A. and as of October 31, 2004 had total assets under management in excess of $[    ] billion.

Administrator

As administrator, TD Waterhouse, an affiliate of the investment manager, provides certain administrative services to the Portfolios. For its services as administrator, TD Waterhouse is entitled to receive from each Portfolio an annual fee, payable monthly, of 0.10% of each Portfolio’s average daily net assets. TD Waterhouse has entered into an agreement with Funds Distributor, Inc. (“FDI”) whereby FDI performs certain administrative services for the Portfolios. TD Waterhouse pays FDI’s fees for providing these services.

Distributor

FDI acts as distributor of the Portfolios’ shares for no compensation.

Shareholder Servicing

The Portfolios’ Shareholder Servicing Plan permits each Portfolio to pay banks, broker-dealers or other financial institutions (including TD Waterhouse and its affiliates) for shareholder support services they provide, at a rate of 0.25% of the average daily net assets of each Portfolio. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

ABOUT CALIFORNIA AND NEW YORK

California

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The State has a population of over 35 million, which has been growing at a 1-2% annual rate for several decades. Gross domestic product of goods and services in the State exceeds $1 trillion. Personal income was estimated at $1,138 billion in 2002. Total employment is over 16 million.

California’s economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy began to recover in early 2002 but has been sluggish since then, with unemployment varying narrowly between 6.6 percent and 6.9 percent and employment falling by about 14,000 between May 2002 and June 2003. Current projections indicated that the California economy may continue to be weak through fiscal year 2003-04. Weakness in the national and State economies and in the stock market has resulted in lower tax revenues to the State of California. A large part of the State’s annual budget is mandated by constitutional guarantees (such as for educational funding and debt service) and caseload requirements for health and welfare programs, which adds further pressure. State general obligation bonds are, as of October 2003, rated “A3” by Moody’s Investors Service, “BBB” by Standard & Poor’s, and “A” by Fitch, Inc. The 2003-2004 Governor’s Budget, as proposed by Governor Davis on January 10, 2003, projected a shortfall or “gap” on a budgetary basis of $34.6 billion over the combined 2002-03 and 2003-04 fiscal years, absent corrective action.

The May Revision to the 2003-04 Governor’s Budget, released on May 14, 2003 (the “May Revision”), projected that while some corrective action was taken in March and April 2003, the pre-corrective action budget gap had increased to about $38.2 billion, primarily due to the cancellation of the sale of tobacco securitization bonds (which bonds have now been issued), lost opportunities for savings with the passage of time, and increased caseload in certain health and correctional programs. In the May Revision, Governor Davis proposed to address the budget challenge in three phases: (1) eliminate an estimated $10.68 billion budget deficit accumulated through June 30, 2003, by issuing fiscal recovery bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of expenditure cuts (some already approved by the Legislature in March and April of 2003), fund transfers and loans, and transfer (“ realignment”) of certain health and social services programs from the State to counties, and (3) pursue legislative action during the balance of the 2003 legislative session to enact structural reforms that would eliminate an estimated $7.9 billion structural deficit for the 2004-05 fiscal year.

The annual Budget Act for fiscal year 2003-04 (the “2003 Budget Act”), adopted by the Legislature on July 29, 2003 and signed by Governor Davis on August 2, 2003, largely reflects the budget proposals contained in the May Revision. Realization of the 2003 Budget Act proposals is dependent upon numerous assumptions and contingencies more fully described herein, including, among others, the successful resolution of pending litigation relating to the issuance of pension obligation bonds and pending litigation relating to the issuance of fiscal recovery bonds (currently proposed in the amount of $15 billion). A State trial court has declined to validate the pension obligation bonds and the State has appealed this decision.

As reflected in the May Revision, further legislative action will be required to address the remaining funding gap in fiscal year 2004-05. The Legislative Analyst’s Office estimated the amount to be $7.9 billion. This “structural deficit” reflects in part the use of one-time revenue enhancements, cost reductions and fund transfers in fiscal years 2002-03 and 2003-04 that will be unavailable in fiscal year 2004-05, as well as customary expenditure growth due to, among other things, enrollment, caseload, and population growth.

Many local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety, and a weakened economy, among other factors. California State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues, by a series of constitutional amendments enacted by voter initiative since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility.

For more information about the State, see “Information About California” in the Statement of Additional Information.

New York

New York State (“New York” or the “State”) is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s finance, insurance, transportation, communications and services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

In the calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11th attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

Given the more severe impact the September 11th terrorist attack had on the New York economy than on any other state, it is therefore not surprising that the State economy is only now emerging from the most recent recession. State employment is projected to rise 0.3 percent in 2003, following a steep decline of 1.8 percent in 2002. Similarly, wage income is estimated to rise 2.0 percent in 2003, following a decline of 3.8 percent in 2002. Both wage and total personal income growth for 2003 are expected to be well below historical averages, due in part to further declines in bonus payments for the first quarter of 2003 on a year-over-year basis. The unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003.

In addition to the risks associated with the national economic forecast, there also exist specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

For more information about the State, see “Information About New York” in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance since inception of the Portfolio’s operations. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, are included in the annual report, which is available upon request by calling TD Waterhouse at1-800-934-4448.

Contained below is per share operating performance data of a share of common stock outstanding, ratios to average net assets, total investment return, and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

[Insert Financial Highlights information from the Annual Report (Year ended October 31, 2004) here]

Contained below is per share operating performance data of a share of common stock outstanding, ratios to average net assets, total investment return, and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

[Inset per share operating performance data for U.S. Government Portfolio (Year ended October 31, 2004) here.]

Contained below is per share operating performance data of a share of common stock outstanding, ratios to average net assets, total investment return, and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

[Inset per share operating performance data for Municipal Portfolio (Year ended October 31, 2004) here.]

Contained below is per share operating performance data of a share of common stock outstanding, ratios to average net assets, total investment return, and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

[Inset per share operating performance data for California Portfolio (Year ended October 31, 2004) here.]

Contained below is per share operating performance data of a share of common stock outstanding, ratios to average net assets, total investment return, and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

[Inset per share operating performance data for New York Portfolio (Year ended October 31, 2004) here.]

FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders.

Statement Of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting:

TD Waterhouse Investor Services, Inc.
Mutual Fund Services
P.O. Box 2630
Jersey City, NJ 07303-2630

Telephone: 1-800-934-4448
Hearing impaired: TTY1-800-933-0555
Internet site: http://www.tdwaterhouse.com

Text-only versions of the Portfolios’ prospectus can be viewed online or downloaded from TD Waterhouse (http://www.tdwaterhouse.com). The Portfolios’ prospectus and other documents pertaining to the Portfolios can be viewed online or downloaded from the SEC (http://www.sec.gov).

You also can review and copy information about each Portfolio, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at1-202-942-8090.

The Portfolios are series of TD Waterhouse Family of Funds, Inc., whose investment company registration number is 811-9086.

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TD WATERHOUSE
FAMILY OF FUNDS, INC.

100 Wall Street
New York, New York 10005
1-800-934-4448

STATEMENT OF ADDITIONAL INFORMATION
December ___, 2004

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated December ___, 2004 (the “Prospectus”) for the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio, each a series (each a “Portfolio”) of TD Waterhouse Family of Funds, Inc. (the “Company”). The Prospectus is incorporated by reference into this Statement of Additional Information.

Each Portfolio’s financial statements and financial highlights for the fiscal year ended October 31, 2004, including the independent auditors’ report thereon, are included in the Portfolio’s Annual Report and are incorporated herein by reference.

To obtain a free copy of the Prospectus or Annual Report, please write to TD Waterhouse Investor Services, Inc., Customer Service, at P.O. Box 2630, Jersey City, New Jersey 07303-2630, or call1-800-934-4448.

TABLE OF CONTENTS

[To be updated]

GENERAL INFORMATION ABOUT THE COMPANY	3

INVESTMENT POLICIES AND RESTRICTIONS	3

INFORMATION ABOUT CALIFORNIA	18

INFORMATION ABOUT NEW YORK	25

PORTFOLIO TRANSACTIONS	37

MANAGEMENT OF THE COMPANY	38

INVESTMENT MANAGEMENT, DISTRIBUTION
AND OTHER SERVICES	44

DIVIDENDS AND TAXES	56

SHARE PRICE CALCULATION	59

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	60

PERFORMANCE	61

SHAREHOLDER INFORMATION	61

ANNEX – RATINGS OF INVESTMENTS	63

TD WATERHOUSE
FAMILY OF FUNDS, INC.

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999. The Company is known as a “series company” because it offers multiple portfolios. This SAI pertains to the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Municipal Money Market Portfolio (the “California Portfolio”) and the New York Municipal Money Market Portfolio (the “New York Portfolio”).

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio are “diversified” as that term is defined in the Investment Company Act. The California Portfolio and the New York Portfolio are “non-diversified” as that term is defined in the Investment Company Act.

The investment manager of the Portfolios is TD Waterhouse Asset Management, Inc. (the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio’s investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Portfolio. Except as otherwise indicated, however, each Portfolio’s investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Portfolio means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio.

The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and restrictions.

As money market funds, the Portfolios rely on Rule 2a-7 under the Investment Company Act, as amended (“Rule 2a-7”), in their pursuit of a stable net asset value of $1.00 per share. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See “Rule 2a-7 Matters” below.

Asset-Backed Securities
Each Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

Bank Obligations
Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investment in foreign bank obligations is subject to the additional risks associated with foreign securities.

Borrowing
Each Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Portfolio’s total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, a Portfolio will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

Certificates of Participation
Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation.

Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by a Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper and Similar Securities
Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim against the borrower, but rather, would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), two NRSROs, see “Annex - Ratings of Investments.”

Credit Enhancement Features
Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

Foreign Securities
Each Portfolio may invest in bank obligations of the foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Funding Agreements
The Money Market Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company), they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission (“SEC”) perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.

These agreements are regulated by the state insurance board in the state where they are executed.

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Government Securities
Each Portfolio may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases payment of interest and principal on such

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obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Illiquid Securities
Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. In determining the liquidity of a Portfolio’s investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security; (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors. If through a change in values, net assets, or other circumstances, a Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.

For purposes of the 10% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

Municipal lease obligations will not be considered illiquid if they (i) are publicly offered and are rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (“Restricted Municipal Lease Obligations”) will not be considered illiquid for purposes of a Portfolio’s 10% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board of Directors. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation including, in the case of Restricted Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

Investment Company Securities
Each Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio may not acquire more than 3% of the outstanding securities of any one investment company. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

Municipal Securities
Each Portfolio, except the U.S. Government Portfolio, may invest in municipal securities. The Municipal Portfolio, the California Portfolio and the New York Portfolio invest primarily in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio.

Municipal securities may include other securities similar to those described below that are or may become available.

Municipal Bonds. Municipal bonds can be classified as either “general obligation” or “revenue” bonds. General obligation bonds are secured by a municipality’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax (other than the alternative minimum tax (AMT)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the “Code”) have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code (such as private universities and nonprofit hospitals), certain owner-occupied and rental residential projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

Municipal Notes. Municipal notes, which may be either “general obligation” or “revenue” securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

Municipal Lease Obligations. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Portfolio’s ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Certain Tax Aspects. Municipal securities are also categorized according to whether or not the interest is includable in the calculation of AMT imposed on individuals, according to whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

Taxable Investments (Municipal Portfolio, California Portfolio and New York Portfolio). Each Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, a Portfolio may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio may be required to sell securities at a loss.

From time to time, a Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal and, in the case of the California Portfolio and the New York Portfolio, either California state or New York state (or city) income tax, respectively. For example, a Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities, or, with respect to the California Portfolio and the New York Portfolio, when suitable state specific tax-exempt securities are unavailable. Should a Portfolio invest in taxable obligations, it would purchase securities that in the Investment Manager’s judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements.

Additional Risk Considerations. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Portfolio’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Portfolio’s holdings would be affected, and the Board of Directors would reevaluate the Portfolio’s investment objective and policies.

Non-Diversification and Concentration
Each of the California Portfolio and New York Portfolio is classified as “non-diversified” for purposes of the Investment Company Act, which means that the Portfolio is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each Portfolio invests primarily in securities issued by a single state and its municipalities, it is more vulnerable to unfavorable developments within that particular state than funds that invest in municipal securities of many states.

Generally, each Portfolio may not “concentrate” its assets in securities related to a particular industry. Concentration, as the term is used in the Investment Company Act, means that at least 25% of the Portfolio’s assets would be invested in the securities of issuers within the same industry. Each of the California Portfolio and the New York Portfolio may, however, invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities, although each Portfolio does not currently intend to do so on a regular basis. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Put Features
Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements
Each Portfolio may enter into repurchase agreements, which are instruments under which the seller (broker-dealer or bank) of a security agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Portfolio’s holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is each Portfolio’s current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager, however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements
Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

Rule 144A Securities
If otherwise consistent with its investment objectives and policies, each Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933 but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act of 1933. Any such security will not be considered illiquid so long as it is determined by the Company’s Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company’s Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 2a-7 Matters
Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. Generally, eligible securities are divided into “first tier” and “second tier” securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See “Annex – Ratings of Investments.”

Except to the limited extent permitted by Rule 2a-7 and except for government securities, each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio may not invest more than 5% of its total assets in the securities of any one issuer. With respect to 75% of its total assets, each of the California Portfolio and the New York Portfolio may not invest more than 5% of its total assets in the securities of any one issuer.

Each Portfolio is limited with respect to the extent to which it can invest in second tier securities. For example, the Money Market Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio must limit investment in second tier “conduit securities” (as defined in Rule 2a-7) to 5% of its total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the Portfolio’s total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

Section 4(2) Paper
Each Portfolio, except the U.S. Government Portfolio, may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company’s Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio’s investments in Section 4(2) paper on a continuous basis.

Securities Lending
Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Standby Commitments
Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. Each Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank’s credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Stripped Government Securities
Each Portfolio, except the Municipal Portfolio, the California Portfolio and the New York Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their “face value” and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGR”s), and generic Treasury Receipts (“TR”s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (“FICO”) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

Temporary Defensive Position
When market or business conditions warrant, each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody’s or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody’s or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which a Portfolio may invest directly, and (v) money market mutual funds. To the extent a Portfolio assumes a temporary defensive position, it may not be pursuing its investment objective. When a Portfolio assumes a temporary defensive position, it is likely that its shareholders will be subject to federal and, in the case of the California Portfolio and the New York Portfolio, to California state or New York state (or city) income taxes (as applicable) on a greater portion of their income dividends received from the Portfolio.

Tender Option Bonds
Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, a Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations
Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard such as the London Interbank Offered Rate (“LIBOR”), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities
Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio’s other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio’s net asset value.

When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio, the California Portfolio or the New York Portfolio may result in the realization of gains that are not exempt from federal income tax.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds
Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments
Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the Fundamental Investment Restrictions of each Portfolio of the Company. Each Portfolio (unless noted otherwise) may not:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only)with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) (with respect to the Municipal Portfolio only)normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

(3) (with respect to the California Portfolio only)normally invest less than 80% of its total assets in municipal obligations issued by the state of California, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both California personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(4) (with respect to the New York Portfolio only)normally invest less than 80% of its total assets in municipal obligations issued by the state of New York, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both New York personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(5) issue senior securities, except as permitted under the Investment Company Act;

(6) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(7) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary;

provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(8)act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(9) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only)purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by U.S. banks including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

(10) (with respect to the California Portfolio and the New York Portfolio only)purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, immediately after the purchase more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that a Portfolio may invest in obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing, or invest more than 25% of its total assets in industrial development bonds related to a single industry;

(11) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(12) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(13) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(14) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. Each Portfolio (unless noted otherwise) does not currently intend to:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only)purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a “guarantee issued by a non-controlled person,” as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(2) purchase or hold any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company’s Board of Directors;

(3) invest in financial futures and options thereon; or

(4) (with respect to the U.S. Government Portfolio only)normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

INFORMATION ABOUT CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the State of California and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of California could have an adverse impact on the financial condition of the State of California and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of California and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on information in publicly available offering statements relating to debt offerings of State and local issuers that has not been independently verified by the Company or its legal counsel. Such offering statements may be found at the website of the California State Treasurer’s Office, www.treasurer.ca.gov, under the heading “Bond Information.”

[To be updated]

General
California’s economy is the largest among the 50 states and one of the largest in the world. The State’s population of over 35 million represents over 12% of the total United States population. Total personal income in the State, at an estimated $1,138 billion in 2002, accounts for almost 12.8% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

California’s economy slipped into a moderate recession in early 2001, losing 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy began to recover in early 2002, but has been sluggish since then, with unemployment varying narrowly between 6.6 percent and 6.9 percent and employment falling by about 14,000 jobs between May 2002 and June 2003. Current projections indicate that California’s economy may continue to be weak through Fiscal Year 2003-04.

Constitutional Limitations on Taxes, Other Charges and Appropriations
Limitation on Property Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges” imposed upon a parcel or upon a person as an incident of property ownership. All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. With certain exceptions, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency. The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. Local governments may by voter approval exceed their spending limits for up to four years. For most of the last ten years, appropriations subject to limitation have been under the State’s appropriations limit. However, because of extraordinary revenue receipts in fiscal year 1999-2000, the State appropriations were exceeded by $975 million in that year. As of the enactment of the 2003 Budget Act, the Department of Finance projects the State’s appropriations subject to limitation to be $16.902 billion and $13.207 billion under its appropriations limit in fiscal years 2002-2003 and 2003-2004, respectively.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations.

Obligations of the State of California
Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of October 1, 2003, the State had outstanding approximately $30 billion of long-term general obligation bonds and $6.6 billion of lease-purchase debt supported by the State General Fund. Voters approved a total of $18.6 billion of new general obligation bond authorizations that were on the November 5, 2002 election ballot. State voters will have $22 billion of new general obligation bond authorizations on the ballot in 2004. Additional bond proposals, including a proposal to issue $15 billion of deficit reduction bonds, may also be added in 2004.

Obligations of State Agencies
A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State’s General Fund and carry different ratings than those of the State. The State’s Department of Water Resources (“DWR”) was the largest issuer of revenue bonds in recent years. In October and November of 2002, the DWR issued approximately $12 billion in revenue bonds in several series, the net proceeds of which were used to repay banks and commercial lenders and the State’s General Fund for loans made to the DWR to fund power purchases in 2001, during a time of rolling electricity blackouts stemming from the inability of State’s investor-owned utilities to provide sufficient electricity to meet retail demand. As with other revenue bonds, the DWR revenue bonds will be repaid from a dedicated revenue stream derived from customer payments; they are not backed in any way by the faith and credit or taxing power of the State.

Recent Budgets
One of the most important elements of the Budget Acts for Fiscal Years 1999-2000 and 2000-01 was agreement on substantial tax cuts. The largest of these was a phased-in cut in the vehicle license fee (an annual tax on the value of cars registered in the State, the “VLF”). The Legislature established a vehicle license fee offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased to a 35 percent reduction effective January 1, 2000. In response to revenue growth, the Legislature provided an additional 32.5 percent vehicle license fee reduction for the period January 1, 2001 through June 30, 2001, which was returned to taxpayers in the form of a rebate. Beginning July 1, 2001, the rebate program was eliminated and the offset was increased to a 67.5 percent reduction.

Under the VLF offset program, a continuous appropriation from the General Fund backfills the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003 to the pre-1999 level. However, upon assuming office, Governor Schwarzenegger took executive action to rescind the VLF increase retroactive to October 1, 2003. Governor Schwarzenegger has proposed legislation for an appropriation that will allow the State to continue the backfill payments to local governments.

Fiscal Year 2002-03 Budget
The 2002-03 Governor’s Budget, released on January 10, 2002 (the “2002-03 Governor’s Budget”), projected a decline in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, Governor Davis projected a combined budget gap for Fiscal Years 2001-02 and 2002-03 of approximately $12.5 billion.

The May Revision to the 2002-03 Governor’s Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

The 2002 Budget Act was signed by Governor Davis on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes. Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

In late November 2002, Governor Davis directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional non-essential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In December 2002, Governor Davis released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for Fiscal Year 2002-03). The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for Fiscal Year 2002-03 and $5.3 billion for Fiscal Year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 Fiscal Year) were for K-12 education funding. The spending reductions reflected the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State’s 2003-04 payments to the Public Employees’ Retirement System (“CalPERS”). However, the issuance of the pension obligation bonds may be delayed or cancelled for Fiscal Year 2003-04 due to a trial court ruling declining to validate the pension obligation bonds.

In January, 2003, the State General Fund received $2.5 billion from the first sale of the State’s portion of future receipt of payments from tobacco companies from the settlement of litigation against the tobacco companies. The second sale, which raised $2.264 billion for the General Fund, was completed in September 2003.

Fiscal Year 2003-04 Budget
Background
The 2003-04 Governor’s Budget, released on January 10, 2003 (the “2003-04 Governor’s Budget”), projected a significant downward revision in State revenues. The 2003-04 Governor’s Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor’s Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in Fiscal Years 2002-03 and 2003-04, respectively. The 2003-04 Governor’s Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

The 2003-04 Governor’s Budget proposed to close the $34.6 billion budget shortfall with expenditure reductions including the reduction of the vehicle license fee backfill to cities and counties, the “realignment” or shift of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases, fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings (including a pension obligation bond issue to pay all or a portion of the 2003-04 retirement obligation for certain state retirement systems).

On May 14, 2003, Governor Davis released the May Revision to the 2003-04 Governor’s Budget (the “May Revision”). The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor’s Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result principally of the loss of the tobacco securitization proceeds, together with the lost opportunities for savings because of legislative action in lower amounts than requested by Governor Davis, and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision estimated the budget gap for Fiscal Years 2002-03 and 2003-04 increased from $34.6 billion to $38.2 billion.

Governor Davis made a number of fundamental changes in the May Revision from his earlier budget proposals. In summary, in the May Revision, Governor Davis proposed to address the budget shortfalls in three phases: (1) eliminate an estimated $10.675 billion budget deficit accumulated through June 30, 2003 (after accounting for $5.1 billion of budget adjustments enacted in March and April 2003), by issuing fiscal recovery bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the Fiscal Year 2003-04 budget with a combination of measures ($5.3 billion of which were approved by the Legislature in March and April) including expenditure cuts, fund shifts, transfers, loans, and the transfer (“realignment”) of certain health and social services programs from the State to counties, and (3) pursue legislative action during the balance of the 2003 Legislative session to enact structural reforms that would eliminate an estimated $7.9 billion remaining funding gap for the 2004-05 fiscal year.

2003 Budget Act
After months of negotiation between Governor Davis and the Legislature, the 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of “fiscal recovery bonds” to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003. The 2003 Budget Act rejected the proposed “realignment” of certain health and social services programs (to be funded from $1.7 billion of personal and tobacco tax increases), and, instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources, as described below.

Under the 2003 Budget Act, General Fund revenues are projected to increase 3.3 percent, from $70.9 billion in Fiscal Year 2002-03 to $73.3 billion in Fiscal Year 2003-04. The revenue projections incorporate a 4 percent increase in State tax revenues, reflecting a correspondingly moderate growth in the State’s economy which the State Department of Finance believes to be reasonable.

General Fund expenditures are estimated to drop 9 percent from $78.1 billion in Fiscal Year 2002-03 to $71.1 billion in Fiscal Year 2003-04. Most of this decline can be explained by four factors:

(1) the suspension of VLF backfill payments to local governments, which is estimated to result in $4.2 billion of savings in Fiscal Year 2003-04. In addition, the administrative action which suspended the VLF offsets has been challenged in court (see also, “Recent Budgets” above);

(2) approximately $1.8 billion of federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 to cover State costs in Fiscal Year 2003-04. (In comparison, approximately $321 million of such federal funds was received in Fiscal Year 2002-03.) Approximately $694 million will be used to offset Medi-Cal costs in Fiscal Year 2003-04, and the remainder will be used to cover other critical State program spending. These new federal funds are not expected to be available in Fiscal Year 2004-05 and beyond;

(3) the receipt of $1.9 billion of pension obligation bond proceeds to cover all of the State’s quarterly contributions to CalPERS for Fiscal Year 2003-04, which would reduce General Fund expenditures by $900 million and increase revenues by $1 billion. Delays caused by litigation contesting the issuance of such bonds have reduced the anticipated size of the bond proceeds to be derived from such issuance to $1.355 billion. The next quarterly estimated $553 million CalPERS contribution is due on January 2, 2004. It is possible that, even if the State prevails in the litigation, delays could further reduce the size of, or eliminate the issuance of any of the pension bonds in Fiscal Year 2003-04, requiring further mitigation measures by the State in order to maintain the estimated budget reserve; and

(4) a one-time shift of Medi-Cal accounting from accrual to cash basis ($930 million).

In its Budget Analysis, dated August 1, 2003, the Legislative Analyst’s Office (“LAO”) concluded that, absent the above-described factors, underlying spending for Fiscal Years 2002-03 and 2003-04 would be roughly equal. Moreover, the LAO concluded that “the 2003-04 spending level is considerably less than what would be required to maintain “baseline spending” for the 2003-04 fiscal year.” The LAO defines “baseline spending” to include spending requirements imposed by existing law, policies and State mandates at the beginning of the fiscal year.

The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. The Department of Finance projects a $2.216 billion SFEU balance on June 30, 2004 based upon the fiscal year 2003-02 Budget Act. This reflects the elimination of the $10.675 billion accumulated deficit through June 30, 2003, through the issuance of the fiscal recovery bonds. However, the proposed issuance of the fiscal recovery bonds is the subject of current litigation. The LAO has predicted that additional legislative action will be required in Fiscal Year 2004-05 to eliminate an estimated $7.9 billion remaining funding gap by the end of Fiscal Year 2004-05.

Election of New Governor. At a special election held on October 7, 2003, the Governor of the State, Gray Davis, was recalled and was replaced as Governor by Arnold Schwarzenegger. Governor Schwarzenegger took office on November 17, 2003. The Governor is in the process of assembling his staff and evaluating the State's financial condition. As a result of his evaluation, he may propose mid-year legislation or take further executive actions which could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

Bond Rating
As of October 2003, California’s long-term general obligation bonds were assigned ratings of “BBB” from Standard & Poor’s, “A3” from Moody’s and “A” from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Obligations of Other Issuers
Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State’s General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State’s General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs.

To the extent the State should be constrained by its Article XIIIB appropriations limit or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments.

Assessment Bonds. California municipal obligations that are secured by assessments or special taxes levied on real property may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds.

California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates evidencing the lease obligation may not be paid when due.

Other Considerations
The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program). Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of economic factors or a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

INFORMATION ABOUT NEW YORK

Following is a brief summary of some of the factors that may affect the financial condition of the State of New York (the “State”) and its political subdivisions, including The City of New York (the “City”). The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the New York Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of New York could have an adverse impact on the financial condition of the State of New York and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of New York and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on publicly available information that has not been independently verified by the Company or its legal counsel.

[To be updated]

Current Fiscal Year (2003-04)
The State’s current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003 and completed action on the budget for the 2003-04 fiscal year on such date. Accordingly, the New York State Division of the Budget (“DOB”) issued the Enacted Budget Financial Plan (the “Financial Plan”) on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

DOB’s analysis of the Enacted Budget in the Financial Plan indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of Federal aid and management actions will keep the 2003-04 budget in balance.

Projected 2003-04 General Fund Receipts. Total General Fund receipts in support of the 2003-04 Financial Plan are projected to be $39.84 billion, an increase of $544 million from the $39.30 billion recorded in 2002-03. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds. The increase largely reflects the impact of revenue actions adopted with the Budget.

General Fund receipts net of refund reserve account transactions are estimated at $39.69 billion for 2003-04. Adjusting for the impact of revenue actions, General Fund tax receipts have been reduced by $463 million from estimates released with the 30-day amendments to the Executive Budget. This revision reflects several factors including: the impact of lower-than-anticipated 2002-03 receipts on the 2003-04 revenue base; a modest net loss in personal income tax receipts due to a lower-than-expected net settlement of 2002 income tax liability in April and May; and continued weakness in corporate tax collections.

Projected 2003-04 General Fund Disbursements. Total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, are estimated at $40.84 billion for 2003-04, an increase of $1.32 billion or 3.4 percent from 2002-03. The annual growth in spending is primarily attributable to the use of non-recurring offsets in the previous fiscal year for welfare assistance programs ($631 million), higher costs for General State Charges mostly due to pensions and health insurance ($467 million), additional spending for member items ($350 million), and growth in Medicaid ($318 million), offset by lower State Operations spending ($547 million).

Total projected spending in the 2003-04 Enacted Budget is $2.33 billion higher than the level recommended in the Governor's Executive Budget. Spending changes primarily reflect net legislative restorations and adds in Medicaid ($840 million), school aid ($599 million), funding for member items ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million).

In addition, the net spending changes include certain costs resulting from the Legislature’s action or inaction on several spending items. Examples include a $200 million lump sum appropriation for member items which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable including additional Federal reimbursement for prescription drug costs and home care costs; and inaction on cost containment provisions which DOB believes results in higher welfare costs.

Grants to Local Governments (also know as local assistance) is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest shares of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for mental hygiene programs (6 percent), higher education programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

Spending in local assistance is estimated at $28.01 billion in 2003-04, an increase of $1.30 billion (4.9 percent) over the 2002-03 fiscal year. This net spending growth is primarily attributable to welfare assistance programs ($631 million), Medicaid ($318 million), additional spending in the Community Projects Fund ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

General Fund spending for school aid on a State fiscal year basis is projected at $12.31 billion in 2003-04, an increase of $34 million over 2002-03. This net increase reflects the “tail” cost of the 2002-03 school year increase offset in part by the reduced spending in the 2003-04 enacted school year aid package. On a school year basis, school aid is projected at $14.43 billion for 2003-04, a decrease of $185 million from the prior school year.

Medicaid spending is estimated at $6.27 billion in 2003-04, an increase of $318 million (5.3 percent) from the 2002-03. The net increase is primarily attributable to expected underlying spending growth of approximately 8 percent ($478 million), the sunset of the Tobacco Transfer Fund used to reimburse medical care providers for services rendered to Medicaid patients ($91 million), the Federally mandated phase out of the nursing home intergovernmental transfers ($90 million), and the reduction of the nursing home gross receipts assessment used to offset Medicaid costs ($78 million). The growth in Medicaid spending is partially offset by increased Federal aid from an increase in disproportionate share payments to public hospitals ($324 million), additional financing through the Health Care Reform Act ($117 million), and various cost containment proposals, as well as the phase out of Disaster Relief Medicaid related to the September 11th attack on the World Trade Center. In addition, the Enacted Budget “rolls” the last Medicaid cycle payable on March 31, 2004 to the first day of the 2004-05 fiscal year ($170 million), decreasing 2003-04 and increasing 2004-05 costs.

Spending on welfare is projected at $1.13 billion, an increase of $631 million (127.2 percent) from 2002-03. This increase is due primarily to the use of Federal TANF reserve funds to offset welfare spending in 2002-03 ($465 million) and the increased cost of the welfare caseload ($166 million). The projected welfare caseload of 622,067 recipients represents an increase from 2002-03 of approximately 10,248 recipients.

Higher Education Services Corporation (“HESC”) spending is projected at $442 million, an increase of $123 million (38.6 percent) from 2002-03. City University of New York (“CUNY”) spending is projected at $681 million, a decrease of $176 million (20.5 percent) from 2002-03. Spending for all other local assistance programs will total $7.18 billion in 2003-04, a net increase of $366 million (5.4 percent) from the 2002-03 fiscal year.

2003-04 Non-Recurring Actions
A total of $5.1 billion in gross nonrecurring actions, with a net impact of $3.2 billion on the Financial Plan, are incorporated in the 2003-04 Enacted Budget. These include resources from the securitization of tobacco settlement payments ($3.8 billion), the use of Federal TANF moneys to offset General Fund welfare, Higher Education Services Corporation (“HESC”), and school aid program spending ($458 million), spending delays for a Medicaid cycle and Tuition Assistance Program (“TAP”) payments ($274 million), the one-time shift of various pay-as-you-go capital projects to bonding ($122 million), debt management actions to reduce debt service costs ($161 million), recoveries of school aid and welfare overpayments ($88 million), abandoned property collections ($75 million), and various routine fund sweeps ($138 million).

The 2003-04 spending projections include $1.9 billion of one-time payment delays from 2002-03 pending receipt of tobacco securitization proceeds. These one-time payment deferrals are “matched-up” with $1.9 billion of the $3.8 billion tobacco proceeds, for a net one-time impact of $3.2 billion ($5.1 billion of total actions offset by $1.9 billion linked to one-time costs).

2003-04 Financial Plan Updates
The Financial Plan is updated quarterly. The first quarterly update to the Financial Plan was issued by DOB on July 30, 2003. In it, DOB noted that the State is projected to end the 2003-04 fiscal year in balance on a cash basis and that as previously noted in the Enacted Budget Financial Plan, Federal aid anticipated at that time and savings from implementation of a fiscal management plan are expected to be sufficient to close what otherwise would have been a potential budget imbalance of approximately $900 million in 2003-04. The following table summarizes the revisions that bring the 2003-04 Financial Plan into balance.

Revisions to Enacted Budget General Fund Forecast
Savings/(Costs)
(millions of dollars)

2003-04
Federal Revenue Sharing	645
Federal Medicaid Match Increase	371
State Payment to NYC/MAC Debt	170
Timing of Member Item Spending	100
Revenue Forecast	(193)
Medicaid	(100)
Welfare	(40)
Employee Health Insurance	(26)
Lower Lottery Receipts	(15)

TOTAL REVISIONS -- FIRST
QUARTERLY UPDATE	$912

The most recent quarterly update to the Financial Plan, dated October 28, 2003 (the “Mid-Year Plan”), reflects modest net increases in both receipts and spending of $30 million from the July Update to the Financial Plan. The $30 million net increase in the revenue projections include modest upward revisions to tax receipts estimates. Nonetheless, tax receipt projections for the current fiscal year remain slightly below those contained in the Enacted Budget Report. The $30 million net increase in spending reflects higher spending in welfare and Medicaid due to increasing caseloads, expenditure growth and utilization and growth in the TAP due to higher enrollment. These costs are partially offset by the timing of Federal aid that lowers health care costs and savings resulting from recently enacted “clean-up” legislation.

The Mid Year Plan states that the State’s 2003-04 Financial Plan remains solidly balanced based on the availability of one-time Federal aid that was authorized after this year’s budget was enacted. The Mid Year Plan notes, however, that Revenue actions enacted by the Legislature over the Governor’s objection continue to perform as the Executive had anticipated, with no appreciable receipt collections from several newly authorized sources. Moreover, while the potential for improved performance from the financial services sector shows some promise, the level of revenue from tax law changes has not materialized to the extent anticipated by the Legislature at the time of their enactment. At the same time, governmental spending on economically sensitive entitlement programs is running higher than expected as the State’s economic recovery remains anemic. Taken together, these factors represent a fiscal challenge for the 2004-05 fiscal year and beyond. As of this Mid-Year Report, the imbalance between anticipated receipts and disbursements for the 2004-05 fiscal year remains at approximately $5 billion to $6 billion.

A number of steps have been taken to address the State’s fiscal situation. Aggressive austerity measures that require all State agencies to carefully scrutinize discretionary expenditures are in place, and a strict hiring freeze has been maintained. The Governor is also working with legislative leaders on statutory measures that could be enacted in the current fiscal year to provide further savings this year and begin to address next year’s gap.

Mid Year Plan Recap of Financial Plan Revisions since the Enacted Budget
Since the Enacted Budget Financial Plan, projected General Fund receipts have been increased by $627 million. This increase is attributable to the receipt of $645 million in one-time Federal revenue sharing payments and the expected flow of $170 million in additional sales tax receipts to the General Fund due to the delay in providing payments to New York City associated with the Local Government Assistance Corporation (“LGAC”)/Municipal Assistance Corporation (“MAC”) transaction. These increases are partially offset by a net reduction in the estimate for General Fund tax and miscellaneous receipts for 2003-04 of $53 million, additional costs for the STAR program of $35 million, an increased deposit into the PIT Refund Reserve Account of $75 million and a decrease in other transfers of $25 million.

General Fund spending has decreased by $285 million from the Enacted Budget Financial Plan. This decrease is primarily attributable to lower costs resulting from a 15-month increase in the Federal matching rate on Medicaid costs ($422 million), the delayed timing of spending for new legislative “member items” ($100 million), additional resources available to Medicaid ($46 million), lower debt service costs ($42 million) and savings from the cap on mentally disabled payments to counties ($20 million). These reductions in spending are partially offset by: growth above budgeted levels for Medicaid ($200 million), welfare ($71 million) and TAP ($31 million); the delayed implementation of employee health insurance cost containment changes ($26 million); and a modest increase in State operations spending ($17 million).

The combined benefit of the increased General Fund receipts and lower spending was used to balance the 2003-04 Enacted Budget and help lower the 2004-05 budget gap. The 2004-05 budget gap of roughly $5 billion to $6 billion already reflects these revisions.

Mid Year Plan Recap of Economic Outlook
Revised data for the second quarter of this year, in conjunction with preliminary data for the third quarter, indicate a stronger national economy for 2003. Consequently, the DOB forecast for real growth in U.S. GDP for 2003 has been revised up to 2.8 percent. National economic growth is expected to accelerate to 3.8 percent in 2004.

The improved outlook for the overall national economy has not yet translated into significant labor market growth. High productivity growth, rising benefit costs, and the trend toward off-shore outsourcing in certain economic sectors has delayed the resumption of hiring by businesses. DOB has reduced its estimate of nonagricultural employment growth for 2003 slightly from the 0.2 percent decline reported in July to a decline of 0.3 percent. Moreover, expected growth for 2004 has been reduced from 0.9 percent to 0.6 percent. The weaker job market, along with slightly lower than expected consumer price inflation, will result in slower wage and personal income growth than reported in the July Update. Wage growth has been revised down from 2.8 percent to 2.1 percent for 2003, partly due to a downward revision to the first quarter of 2003. Overall personal income growth has been revised down as well from 3.5 percent to 3.2 percent. Income growth is expected to accelerate in 2004, but remains well below the historical average.

DOB’s New York State Index of Coincident Economic Indicators shows that the State economy began to emerge from recession in early 2003. With the State’s labor market beginning to recover, DOB has revised its 2003 forecast for total State employment growth marginally upward from a decline of 0.4 percent to a decline of 0.1 percent, on an annual average basis. Private sector job growth has similarly been revised up from a decline of 0.2 percent to a decline of 0.1 percent. Expected employment growth for 2004 has also been revised upward from 0.6 percent to 0.8 percent. Nevertheless, the estimate for the State’s unemployment rate, which is often a lagging economic indicator, remains at 6.2 percent for both 2003 and 2004.

The recovery of the State’s financial sector continues. With the S&P 500 up over 13 percent since the end of 2002, recent months have seen an increase in merger and acquisition activity, as well as strong revenues from bond trading activity, although the latter are expected to weaken with the rise in long-term interest rates. The improved outlook for the financial markets is expected to translate into higher bonus growth for the coming bonus season than was projected in July. DOB’s 2003 forecast for State wages and salaries is relatively unchanged from July, but has been revised up for 2004 from 4.1 percent to 4.6 percent. Growth in total State personal income, of which wages and salaries are the largest component, has been revised up to 2.7 percent for 2003, due in large part to revised data for proprietors’ income, and to 4.4 percent for 2004.

The volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State’s recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.

DOB is closely monitoring receipts and disbursement trends and expects to issue a revised Financial Plan for the current fiscal year as part of the 2004-05 Executive Budget submission, which is required by law to be submitted by February 1, 2004. At that time, it will also submit a balanced 2004-05 Financial Plan and formally update its projections of receipts and disbursements for fiscal years 2005-06 and 2006-07. DOB expects to propose actions to close a 2004-05 budget gap of between $5 and $6 billion.

The Mid Year Plan estimates Total General Fund receipts at $42.37 billion, an increase of $30 million from the July Update. The increase of $4.97 billion over the prior year is largely attributable to three factors: the expected receipt of $3.80 billion in tobacco securitization proceeds, $645 million from the Federal revenue sharing grants, and higher receipts resulting from tax and fee increases enacted with the 2003-04 Budget. The tax receipt revisions from the July Update, including transfers, are relatively minor and reflect a modestly more optimistic view of economic trends and financial sector performance balanced against some shortfalls in year-to-date results. Estimates for the impact of legislatively enacted changes remain essentially unchanged. It remains the case that a significant number of the revenue actions taken by the Legislature will generate little or no revenue in fiscal year 2003-04.

The Mid Year Plan estimates General Fund spending $42.45 billion, an increase of $4.84 billion or 13.0 percent from the prior year. The deferral of $1.90 billion in disbursements from 2002-03 to 2003-04 that was made necessary due to the delay in securing authorization to issue tobacco bonds represents $3.80 billion of the annual growth in General Fund spending. The deferral of $1.9 billion in payments included school aid ($1.31 billion), CUNY Senior Colleges advance ($419 million), Medicaid to New York City relating to the mentally disabled ($82 million), education ($54 million), welfare ($47 million) and several other payments ($186 million). The remaining $1.04 billion in projected annual spending growth in the General Fund is primarily attributable to increased spending for Grants to Local Governments of $1.09 billion. This category is the largest area of General Fund spending and represents over 68 percent of total disbursements. All other General Fund spending is estimated to decrease by $51 million and consists of lower spending for State Operations ($610 million), offset by increases in General State Charges ($493 million) and Transfers To Other Funds ($66 million).

Of the $42.45 billion in General Fund disbursement, Grants to Local Governments are projected at $29.63 billion, State Operations are projected at $7.14 billion, General State Charges are projected at $3.26 billion, Debt Service is projected at $1.54 billion and Capital Projects is projected at $255 million.

The Mid-Year Plan projects a closing balance of $730 million in the General Fund. The closing fund balance is comprised of $710 million in the permanent rainy day fund (“Tax Stabilization Reserve Fund”) and $20 million in the litigation reserve (“Contingency Reserve Fund”).

Special Considerations
Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are ongoing. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

DOB continues to forecast that the State’s cash flow position will experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the LGAC statute and related bond covenants.

The final outcome of the litigation between the State and The City of New York relating to legislation authorizing the annual payments of $170 million to the City of New York and the refinancing of MAC bonds is likely to have a material impact on the budget projects for both the State and the City. For a description of the controversy, see the section entitled “The City of New York” below.

The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. These audits have not been finalized, and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. In addition, as of September 2003, nearly $300 million in Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could result in a Medicaid cash shortfall, potentially creating a need for additional State support in the short-term.

New York State continues to await Federal approval of the Medicaid State Plan Amendment necessary to make planned payments totaling roughly $1.1 billion (half funded by the Federal government) to public hospitals throughout the State, including New York City Health and Hospitals Corporation, State University of New York hospitals, and other State and county operated facilities.

Outyear Projections of Receipts and Disbursements
State law requires the Governor to propose a balanced budget each year. The 2002-03 Executive Plan projected General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05. DOB will formally update its projections of receipts and disbursements for future years in early 2004, as part of the Governor’s 2004-05 Executive Budget. General Fund outyear budget gaps are estimated to be roughly $5 billion to $6 billion in 2004-05 and $8 billion in 2005-06, consistent with the range of gaps initially reported by DOB in the May 1, 2003 Analysis of Legislative Budget Changes and in the Enacted Budget Report released later in May, 2003. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts, the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion (2002-03).

Fiscal Year 2002-03
The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (“GAAP”), showing revenues and expenditures.

Cash-Basis Results.The State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund (“TSRF”), $20 million in the Contingency Reserve Fund (“CRF”) to pay costs related to litigation against the State, and $85 million in the Community Projects Fund, which pays primarily for legislative “member items.”

The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

GAAP-Basis Results. The GAAP results for 2002-03 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2002-03 State Fiscal Year, and reflect the impact of GASB 34. GASB 34 has significantly changed the presentation of GAAP financial information for State and local governments. The changes are intended to portray the State’s net overall financial condition, including activities that affect State assets and liabilities during the fiscal year.

Based on the new GASB 34 presentation, the State has a net positive asset condition of $44.9 billion, a decrease of $5.5 billion from the 2001-02. In the General Fund, the State ended the 2002-03 fiscal year with an operating deficit of $4.22 billion. The operating result is primarily attributable to the use of $1.3 billion in cash reserves to balance the 2002-03 budget, a $1.0 billion decline in revenues as a result of the weak economy and lingering effects of the World Trade Center disaster, and the deferral of $1.9 billion in cash basis spending from 2002-03 until 2003-04. As a result of the operating deficit, the 2001-02 accumulated surplus (as restated) of $901 million has declined to a $3.32 billion accumulated deficit.

State Debt
As of March 31, 2003, the total amount of outstanding general obligation debt was $4.0 billion. On July 31, 2003, the State updated its five-year Capital Program and Financing Plan for the period 2003-04 through 2007-08 as required by law. During such five-year period, annual debt issuances are expected to average $3.1 billion (declining from $3.6 billion in 2003-04 to $2.9 billion in 2007-08) to support average annual capital projects spending of $5.2 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs as a percent of All Funds receipts are projected to increase from 3.7% in 2003-04 to about $4.7% in 2007-08, and total State-supported debt outstanding is expected to increase from roughly $41 billion in 2003-04 to $43.1 billion in 2007-08, or roughly 1.4 percent annually.

Total capital spending is projected to be $26.2 billion across the five years of the Plan, an average of $5.2 billion annually. Transportation continues to be largest area of spending, which is projected at $15.3 billion over the five-year Plan. Spending for the environment ($4 billion), education ($2.2 billion), mental hygiene ($1.5 billion), public protection ($1.3 billion), and economic development, housing and other programs ($1.9 billion) constitutes the remainder of the five-year Plan.

The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Under State law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2002-03 fiscal year, both caps are set at 1.65 percent. On October 30, 2003, the State reported that it was in compliance with both debt caps, with new debt outstanding at 1.21 percent of personal income and new debt service at 0.52 percent of total governmental fund receipts.

State Personal Income Tax Revenue Bond Financing. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by the Urban Development Corporation, the New York State Housing Finance Agency, the New York State Thruway Authority, the Dormitory Authority of the State of New York, and the New York State Environmental Facilities Corporation (the “Authorized Issuers”). The Urban Development Corporation issued the first State Personal Income Tax Revenue Bonds on May 9, 2002, and since that time, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds. As of March 31, 2003, approximately $2.4 billion of State Personal Income Tax Revenue Bonds have been issued and are outstanding.

The State Authorities
The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations. As of December 31, 2002, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $104.7 billion, only a portion of which constitutes State supported or State related debt.

The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.

Metropolitan Transportation Authority
The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the “TA”). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA’s subsidiaries, the Long Island Rail Road Company, the Metro North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (“TBTA”), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the MTA may be required to seek additional State assistance, raise fares or take other actions.

The MTA Board has approved a financial plan for the years 2003 and 2004 for itself and its affiliates and subsidiaries (the “2003-04 Financial Plan”) that will enable all such entities to maintain their respective operations on a self-sustaining basis through 2004. The 2003-04 Financial Plan tracks the final two years of the 2000-2004 Capital Programs of the transit and commuter systems (the “2000-2004 Capital Programs”) that were approved by the Capital Program Review Board. As part of the 2003-04 Financial Plan, fares on the transit and commuter systems and tolls on TBTA’s bridges and tunnels were increased in May 2003. Legal challenges to the fare and toll increases were unsuccessful.

On October 28, 2003 the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004 - 2007. This Plan expects balanced budgets for 2003 and 2004. The Plan anticipates budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The MTA will solicit wide-ranging comment from the public and elected officials and submit a revised final 2004 budget and 2005 - 2007 Financial Plan to its Board in late December 2003.

On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000-2004 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-2004 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-2004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA.

Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA.

The City of New York
For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City’s cash flow or expenditures.

The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. For the 2001-02 and 2002-03 fiscal years (ending June 30), the City had operating surpluses of $686 million and $1.422 billion, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

As required by law, the City prepares a four-year annual financial plan annually, which is reviewed and revised on a quarterly basis and includes the City’s capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps, as well as a comprehensive annual financial report each October describing its most recent fiscal year.

To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City’s remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.

On June 30, 2003, the City submitted to the State Financial Control Board (the “Control Board”) the Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City’s expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The Financial Plan is a modification to the financial plans submitted to the Control Board on November 18, 2002, January 31, 2003 and April 23, 2003. The Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projects gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.

The current Financial Plan reflects changes since the June Financial Plan which decreased projected revenues, by $821 million, $2.3 billion, $2.2 billion and $2.0 billion in fiscal years 2003 through 2006, respectively, and increased projected net expenditures by $1.3 billion, $1.3 billion and $1.6 billion in fiscal years 2004 through 2006, respectively. Changes in projected revenues include a decline in projected tax revenues of $621 million, $1.6 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues, as well as the elimination of previously assumed non-tax revenues. The decline in projected tax revenue growth reflects the September 11th attack and a continued weak economy, which has resulted in lower wage earnings, lower corporate earnings, local job losses exceeding 117,000 in 2002 and 20,000 in the first half of 2003, a disruption in tourism and related spending and the decline in financial services sector profits and employee income. Changes in projected expenditures since the June Financial Plan include: (i) increased pension costs totaling $213 million, $369 million and $541 million for fiscal years 2004 through 2006, respectively, resulting primarily from additional pension benefits and investments losses in fiscal year 2002, partially offset by projected investment gains in fiscal year 2003; and (ii) the elimination of $223 million, $296 million, $291 million and $412 million of previously assumed labor productivity initiatives in fiscal years 2003 through 2006, respectively.

The gap-closing program included in the Financial Plan reflects: (i) the enacted 18.49 percent property tax increase, effective January 1, 2003, which is projected to continue to generate $837 million, $1.7 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, (ii) a gap-closing program to reduce agency expenditures (including debt service savings reflecting a 24 percent reduction in capital commitments) and increase agency revenues by $950 million in fiscal year 2003 and by between $2.1 billion and $2.2 billion annually in subsequent fiscal years, (iii) an enacted increase in the personal income tax rates (which decline after the first year) for City residents with taxable income above specified amounts for three years, commencing January 1, 2003, which is projected to generate $644 million, $545 million and $315 million in fiscal years 2004 through 2006, respectively; (iv) an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003, which is proposed to generate $115 million and $111 million in fiscal years 2004 and 2005, respectively; (v) the repeal, beginning June 1, 2003, of the sales tax exemption on the purchase of clothing and footwear under $110 for one year with two one-week periods of exemption which is expected to generate $192 million in fiscal year 2004; (vi) $200 million, $583 million and $96 million in fiscal years 2004 through 2006, respectively, of back rent and renegotiated future lease payments for the City’s airports, which is subject to the settlement of the City’s claim for back rent and the renegotiation of the City’s airport leases; and (vii) additional Federal assistance and additional State assistance which requires the approval of the State government.

The additional State actions proposed in the Financial Plan include a proposed regional transportation initiative which would produce savings for the City totaling $75 million in fiscal year 2004 and approximately $150 million annually in each of fiscal years 2005 and 2006 by transferring responsibility for the local private bus system to the Metropolitan Transportation Authority. Subsequent to the passage of the State budget by the State Legislature, the Governor vetoed significant portions of the budget and other legislation providing City assistance, including legislation relating to the increase in the City personal income tax and the sales tax, the proposed $170 million annual payment by LGAC to the City that the City to assign to a newly-created financing entity for the purpose of refinancing outstanding indebtedness of the Municipal Assistance Corporation for the City of New York (“MAC”) (which would make available to the City approximately $500 million annually in fiscal years 2004 through 2008 by reducing the amount of City revenues retained for MAC debt service); and the restoration of State education aid. In his veto message, the Governor raised questions as to the constitutionality of the mandated annual $170 million payment. On May 15 and May 19, 2003, the State Legislature overrode the Governor’s vetoes. On August 6, 2003 the LGAC directors adopted a resolution stating that LGAC would not make the $170 million annual payment to the City, expressing legal and policy concerns with the legislation.

On August 13, 2003, LGAC, its Chairperson, the State Division of the Budget and its Director sued the City and the Sales Tax Asset Receivable Corporation (“STAR Corp.”) seeking to prevent the issuance of bonds by STAR Corp., the local development corporation expected to finance the cost of debt service on MAC debt otherwise payable from City sales tax revenues. STAR Corp. debt is expected to be paid from the annual payment of $170 million from LGAC which the City would assign to STAR Corp. The State Supreme Court granted the City’s and STAR Corp.’s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The appeal is expected to be heard in November. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecast budget gaps in the subsequent years of the Financial Plan.

The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits). In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

On October 3, 2003, the City’s Office of Management and Budget directed City agencies to detail how they would sustain a three percent reduction in City-funded expenditures, with the goal of achieving budgetary savings of $300 million in fiscal year 2004.

On October 15, 2003, the Mayor and the Governor announced that the City and the Port Authority of New York and New Jersey (the “Port Authority”) had reached an agreement to extend the current lease on John F. Kennedy International and LaGuardia airports through 2050. The agreement secures a minimum upfront payment to the City of approximately $700 million and a minimum annual rent payment of $93.5 million. The upfront payment, which consists of an approximately $500 million lump sum payment and the annual rent payments for 2002 and 2003, is expected to be received late in fiscal year 2004 or in fiscal year 2005. This agreement is subject to the approval of the Port Authority Board and other closing conditions.

Other Localities
Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2003-04 fiscal year or thereafter.

To address a state of fiscal crisis in the City of Buffalo, New York, the State enacted legislation in 2003 that created the Buffalo Fiscal Stability Authority (“BFSA”) to provide a combination of enhanced budgetary discipline and short-term budgetary relief to assist the City of Buffalo to return to fiscal and economic stability while ensuring adequate funding for the provision of essential services and for the maintenance, expansion, and rebuilding of Buffalo’s infrastructure. Provided that Buffalo adopts a financial plan that incorporates the annual targets required by BFSA Act for recurring cost-saving measures, BFSA shall make savings available to Buffalo through a restructuring of a portion of the city’s outstanding debt, and/or through limited borrowing for operating costs, in either case, secured by an intercept of sales tax net collections as well as state aid. To date, BFSA has not issued any bonds or notes on behalf of Buffalo.

BFSA has been given the legislative authority until June 30, 2037 to serve as a control and advisory finance authority to oversee the city’s budget, financial and capital plans; to issue bonds, notes or other obligations to achieve budgetary savings through debt restructuring; to finance short-term cash flow or capital needs; and, if necessary, to develop financial plans on behalf of the city if the city is unwilling or unable to take the required steps toward fiscal stability.

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Disclosure of Portfolio Holdings
The Board of Directors has adopted a Company policy, and related procedures, with respect to the disclosure of the Portfolios’ respective portfolio holdings (the “Policy”).

Generally, the Policy limits the dissemination of Company portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s investment adviser, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Company portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative will disclose the portfolio holdings information of a Portfolio to any person other than in accordance with the Policy. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy, each Portfolio’s complete portfolio holdings will be published on the TD Waterhouse website (www.tdwaterhouse.com) as of the end of each month, subject to a 30 day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TD Waterhouse website each Portfolio’s month-end top ten holdings, again with a 30 day lag time. The Company may disclose Portfolio

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holdings to any person commencing the day after the information is first published on the website and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The chief compliance officer (CCO) (or his or her designee) is the person who is authorized to disclose Company portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

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PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager’s ability to correctly time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities, although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio’s portfolio transactions, the Investment Manager seeks “best execution” (i.e., prompt and efficient execution at the most favorable prices). Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Company and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively “Affiliated Brokers”) to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board of Directors, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Portfolio.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers
Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” includes the Company, TD Waterhouse Plus Funds, Inc. (formerly, National Investors Cash Management Fund, Inc.) (“TD Plus”) and TD Waterhouse Trust (“TDT”), investment companies advised by the Investment Manager.

Number of
		Term of		Portfolios
		Office		in Fund
		with	Principal	Complex	Other
	Position(s)	Company	Occupation(s)	Overseen	Directorships
Name, Address	Held with	and	During Past	by	Held by
and Age	the Company	Length of	5 Years	Director	Director++
Time
Served+

Independent Directors

RICHARD W.	Director	Since:	Chief Operating Officer of	12	None
DALRYMPLE		2/26/98	American Red Cross since
2003; Chief Operating Officer
of National Center for
American Red Cross			Disability Services from 2001
195 Willis Ave.			through 2003; President of
Mineola, NY 11501-2623			Teamwork Management, Inc.
from 1996 through 2001;
Age: 60			Trustee of The Shannon
McCormack Foundation since
1988, the Kevin Scott
Dalrymple Foundation since
1993; Director of Dime
Bancorp, Inc. from 1990
through January 2002.

PETER B.M. EBY	Director	Since:	Vice Chairman and Director	12	Director of Leon’s
		6/6/02	of Nesbitt Burns Inc. until		Furniture Limited
6 Corrigan Close			October 1998.		since May 1977;
Toronto, Ontario					Director of
Canada, M4N 3U6					Westfair Foods
Limited since May
Age: 65					1999; Director of
Sixty Split Corp.
since March 2001;
Director of
George Weston
Ltd. since May
2002

LAWRENCE J. TOAL	Director	Since:	President and Chief Executive	11	SBLI (USA) Inc.
		12/12/95	Officer of Dime Bancorp, Inc.
447 East 57th Street			from January 1997 through
New York, NY 10022			February 2002; Chairman,
President and Chief Executive
Age: 66			Officer of The Dime Savings
Bank of New York, FSB from
January 1997 through
February 2002 and President
and Chief Executive Officer
from February 1991 through
December 1996.

Number of
		Term of		Portfolios
		Office		in Fund
		with	Principal	Complex	Other
	Position(s)	Company	Occupation(s)	Overseen	Directorships
Name, Address	Held with	and	During Past	by	Held by
and Age	the Company	Length of	5 Years	Director	Director++
Time
Served+

Interested Director

GEORGE F. STAUDTER+++	Chairman	Since:	Since 1989, Managerial and	11	Director of
	and	12/12/95	Financial Consultant,		Koger Equity,
8005 Beech Tree Court	Director		rendering investment		Inc.
Suffolk, VA 23433			management, tax and estate
planning services to
Age: 72			individual clients, and
strategic planning advice to
corporate clients.
1993; Director of Dime
Bancorp, Inc. from 1990
through January 2002.

Term of
		Office with	Principal
	Position(s)	Fund and	Occupation(s)
Name, Address,	Held with	Length of	During Past
And Age	the Fund	Time Served+	5 Years

Officers Who Are
Not Directors

GEORGE MARTINEZ	President	Since:	Since August 2002, Senior Vice President – Client
	and Chief	9/19/02	Services of BISYS Fund Services; since June 2001,
c/o BISYS Fund Services	Executive		Chief Executive Officer and President of
100 Summer Street, Suite 1500	Officer		FundWatchDog Service LLC; from June 2000 to
Boston, MA 02109			June 2001, Senior Vice President and Senior
Managing Counsel of State Street Corporation of
Age: 44			Boston; from March 1998 to May 2000, National
Director of Investment Management and
Regulatory Consulting of Arthur Andersen; from
March 1995 to February 1998, Senior Vice
President and Director of Administration and
Regulatory Services of BISYS Fund Services.

CHRISTOPHER SALFI	Treasurer	Since:	Since January 1998, Fund Accounting Director –
	and Chief	3/6/03	SEI Investments; from March 1994 to January
c/o SEI Investments	Financial		1998, Fund Accounting Manager for SEI
530 East Swedesford Road	Officer		Investments.
Wayne, PA 19087-1693

Age: 40

	Vice	Since:
	President	[ ]/[ ]/04
and
Secretary

RICHARD H. NEIMAN	Chief Legal	Since:	Since August 1995, Executive Vice President,
	Officer	6/10/03	General Counsel, Director and Secretary of the
c/o TD Waterhouse			Investment Manager; since July 1994, Executive
100 Wall Street			Vice President, General Counsel, Director and
New York, NY 10005			Secretary of TD Waterhouse Group, Inc.; since
July 1994, Executive Vice President and General
Age: 53			Counsel, and since November 1995, Director and
Secretary, of TD Waterhouse Investor Services,
Inc.

MICHELE R. TEICHNER	Vice	Since:	Since August 1996, Senior Vice President -
	President	11/2/99	Compliance, Administration and Operations of
c/o TD Waterhouse	and		TD Waterhouse Asset Management, Inc. and
100 Wall Street	Assistant		TD Waterhouse since June 1997.
New York, NY 10005	Secretary

Age: 44

THOMAS J. TEXTOR	Vice	Since:	Since November 1999, Chief Compliance Officer
	President	01/4/99	of TD Waterhouse; from 1995 to 1997, Vice
c/o TD Waterhouse	and		President and Administrative Manager of
100 Wall Street	Assistant		Prudential Securities, Inc.
New York, NY 10005	Treasurer

Age: 46

+	The table shows the time period for which each individual has served as Director and/or Officer.

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++
In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the 1940 Act, as of October 31, 2004. This does not include directorships held by a Director in the Fund Complex.

+++	Mr. Staudter is considered an “interested person” because he owns shares of Toronto-Dominion Bank stock.
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Committees of Board of Directors
The Board of Directors has three standing committees: Audit, Pricing and Nominating.

The primary responsibilities of the Audit Committee are (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent auditors on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s auditors. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditors’ responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Dalrymple, Eby and Toal. This Committee met [4] times during the fiscal year ended October 31, 2004.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, [did not meet] during the fiscal year ended October 31, 2004.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Dalrymple, Eby and Toal currently serve, is composed solely of Independent Directors. The Committee will not normally consider nominees recommended by shareholders. This Committee [did not meet] during the fiscal year ended October 31, 2004.

Ownership of Shares By Directors
The dollar range of the shares in the Company beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Fund Complex as of December 31, 2003 are set forth below.

Name of Director	Dollar Range of Equity Securities	Aggregate Dollar Range of Equity
	in each Portfolio	Securities in all Registered
Investment Companies Overseen
by Director in Fund Complex
Independent Directors
Richard W. Dalrymple	[$0]	[$0]
Peter B. M. Eby	[$0]	[$0]
Lawrence J. Toal	[$0]	[$0]
Interested Director
George F. Staudter	[Municipal Portfolio: $50,001-$100,000]	[Over $100,000]
[Money Market Portfolio: Over $100,000]

[On December 12, 2004, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Portfolio.]

Ownership in Certain Entities
The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company’s Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company’s Investment Manager or Distributor, as applicable, as of December 31, 2003.

Name of Director	Name of Owner	Name of	Title of Class of	Value of	Percent of Class
	and Relationship	Company	Security	Securities
	to Director
Richard W.
Dalrymple	——	——	——	$0	——

Peter B. M. Eby	——	——	——	$0	——

Lawrence J. Toal	——	——	——	$0	——

Compensation of Directors

Officers and Directors who are interested persons of the Investment Manager, FDI or SEI Investments receive no compensation from the Company. Each Independent Director serving on the board of a company in the Fund Complex receives a (i) complex-wide annual retainer of [$15,000], (ii) a supplemental annual retainer of [$6,000] if serving on the Board of Directors of the Company and the Board of Directors of TD Plus or the Board of Trustees of TDT, (iii) a supplemental annual retainer in the amount of [$2,500] if serving on the Board of Directors of the Company, the Board of Directors of TD Plus and the Board of Trustees of TDT and (iv) a meeting fee of [$3,000] for each meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director (or trustee, as the case may be), for the fiscal year ended October 31, 2004, are as follows:

Total Compensation
		Pension or Retirement		from the Company and
	Aggregate	Benefits Accrued as	Estimated Annual	Fund Complex
Name of Board	Compensation from	Part of Company’s	Benefits Upon	Board
Member	Company(1)	Expenses	Retirement	Members(1)

Independent
Directors
Richard W. Dalrymple	[$ ]	[$0]	[$0]	[$ ]

Peter B. M. Eby	[$ ]	[$0]	[$0]	[$ ]

Lawrence J. Toal	[$ ]	[$0]	[$0]	[$ ]

Interested Director
George F. Staudter (2)	[$0]	[$0]	[$0]	[$0]

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation from the Investment Manager or its affiliates.

(2)	Mr. Staudter is an Interested Director whom is paid by the Investment Manager.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management
TD Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of each Portfolio, the Investment Manager manages each Portfolio’s investments in accordance with its stated policies and restrictions, subject to oversight by the Company’s Board of Directors.

The Investment Manager is a wholly owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Financial Group”). As of October 31, 2004, the TD Bank Financial Group had over $___ billion under management including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to other mutual funds and to TD Waterhouse Bank, N.A., and, as of October 31, 2004, had total assets under management in excess of $___ billion.

Board's Consideration of Investment Management Arrangements
[The Board of Directors, including the Independent Directors, last approved the Investment Management Agreement at a meeting held on December __, 2004. In approving the Investment Management Agreement, the Board of Directors considered all information they deemed reasonably necessary to evaluate the terms of the agreement. The principal areas of review by the Directors were the nature and quality of the services provided and to be provided by the Investment Manager and the reasonableness of the fees to be charged for those services. These matters were considered by the Independent Directors at a meeting held separately from the full Board of Directors, during which experienced counsel that is independent of the Investment Manager provided guidance to the Independent Directors. The Board requested and evaluated reports from the Investment Manager that addressed specific factors designed to inform the Board's consideration of these and other issues.

In reviewing the fees payable under the Investment Management Agreement, the Directors compared the fees and expense ratios, both gross and net, of the Portfolios to those of competitive funds and other funds with similar investment objectives. The Board also took into account not only the advisory fees payable by the Portfolios, but also so-called "fallout benefits" to the Investment Manager, such as the engagement of affiliates of the Investment Manager as service providers to the Portfolios. In evaluating each Portfolio’s advisory fee, the Board also took into account the demands and complexity of the investment management of the Portfolio. The Board also considered, among other factors, the investment performance of each Portfolio on an absolute basis and relative to comparable funds and indices. In addition, the Board considered the quality of the Investment Manager’s investment staff and investment management process, as well as the business reputation and financial resources of the Investment Manager. The Board's evaluation of the quality of the services of the Investment Manager took into account their knowledge and experience gained as Directors and/or trustees of other investment companies to which the Investment Manager provides investment advisory services (the Fund Complex), including the scope and quality of the Investment Manager's investment management capabilities, other resources dedicated to performing its services and the quality of its administrative and other services. The Board also considered the Investment Manager's profitability with respect to each Portfolio. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement, including the fees to be charged for services thereunder.]

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Company’s Board of Directors. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

For the investment management services furnished to each Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each such Portfolio, 0.34% of the next $1 billion, and 0.33% of average daily net assets of each Portfolio over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio’s operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time upon notifying investors.

The following table shows the dollar amount of investment management fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Earned	Fee Waived
Money Market Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$28,800,489	$4,219,027
Year ended October 31, 2002	$27,326,322	$4,269,158

U.S. Government Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$4,493,184	$707,521
Year ended October 31, 2002	$4,213,980	$789,202

Municipal Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$2,507,267	$446,947
Year ended October 31, 2002	$2,309,038	$459,719

California Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$897,148	$282,753
Year ended October 31, 2002	$847,332	$276,554

New York Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$548,025	$186,262
Year ended October 31, 2002	$504,092	$178,981

Administration
Pursuant to an Administration Agreement with the Company, TD Waterhouse, an affiliate of the Investment Manager, as Administrator, provides administrative services to each of the Portfolios. Administrative services furnished by TD Waterhouse include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, TD Waterhouse is entitled to receive from each Portfolio an annual fee, payable monthly, of 0.10% of average daily net assets of such Portfolio. The fee is accrued daily as an expense of each Portfolio.

The following table shows the dollar amount of administration fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Earned	Fee Waived
Money Market Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$8,636,388	$1,265,138
Year ended October 31, 2002	$8,189,715	$1,279,466

U.S. Government Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$1,292,104	$203,424
Year ended October 31, 2002	$1,209,986	$226,605

Municipal Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$716,358	$127,699
Year ended October 31, 2002	$659,722	$131,348

California Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$256,327	$80,787
Year ended October 31, 2002	$242,093	$79,015

New York Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$156,578	$53,218
Year ended October 31, 2002	$144,025	$51,137

TD Waterhouse has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Company. Under this Subadministration Agreement, TD Waterhouse pays FDI’s fees for providing such services. In addition, TD Waterhouse may enter into subadministration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or TD Waterhouse may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that TD Waterhouse will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by TD Waterhouse in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on TD Waterhouse’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

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Distribution
The distributor of the Company is FDI, 100 Summer Street, Suite 1500, Boston, MA 02110. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI has entered into such an agency agreement with TD Waterhouse. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company.

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The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

Shareholder Servicing
The Board of Directors of the Company has approved a Shareholder Servicing Plan (“Servicing Plan”) pursuant to which each Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Servicing Agreement”) with the Company (“Servicing Agents”) in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net assets of each Portfolio. The shareholder services provided by the Servicing Agentspursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

The Servicing Plan was approved by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Directors including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to any Portfolio by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company and TD Waterhouse (the “TD Waterhouse Agreement”), TD Waterhouse has agreed to provide shareholder services to each Portfolio pursuant to the Shareholder Servicing Plan. The Company may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The TD Waterhouse Agreement with TD Waterhouse will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement. The TD Waterhouse Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement. Each Portfolio or TD Waterhouse may terminate the TD Waterhouse Agreement on 15 days’ prior written notice without penalty. A majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement may terminate the Agreement any time without penalty. The TD Waterhouse Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The following table shows the dollar amount of shareholder servicing fees earned with respect to the Portfolios under the TD Waterhouse Agreement, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Earned	Fee Waived
Money Market Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$21,591,128	$3,162,890
Year ended October 31, 2002	$20,474,437	$3,198,666

U.S. Government Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$3,230,284	$508,560
Year ended October 31, 2002	$3,024,988	$566,512

Municipal Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$1,790,908	$319,248
Year ended October 31, 2002	$1,649,317	$328,371

California Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$640,821	$201,967
Year ended October 31, 2002	$605,238	$197,538

New York Portfolio
Year ended October 31, 2004	[ ]	[ ]
Year ended October 31, 2003	$391,447	$133,044
Year ended October 31, 2002	$360,066	$127,843

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

Transfer Agent and Custodian
National Investor Services Corp. (also referred to as the “Transfer Agent”), 55 Water Street, New York, New York 10041, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.20% of each Portfolio’s average daily net assets.

The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of a Portfolio’s shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of a Portfolio pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York (the “Custodian”), 100 Church Street, New York, NY 10286, acts as the custodian of each Portfolio’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES
Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

The objective of the Policy is to ensure that proxies are voted in the best interests of each Portfolio (and its shareholders). Pursuant to the Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Portfolio. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Portfolio (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors; the board of directors is responsible for supervising management; the board reports to shareholders; the board should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated; minority shareholders should not be treated differently from controlling shareholders; all shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; (c) the proxy vote is an important asset of a shareholder; ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns; fiduciaries are obliged to exercise their ownership rights in order to optimise the long-term value of their investments; and (d) shareholders should have the ability to vote on issues which would have a material impact on a corporation.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s auditors; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table below shows the list of issues, contained in the Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage.

1.GOVERNANCE
Board of Directors,Majority Independent
If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized green mail.
Excessive Compensation(“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.
Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.
Appointmentof Interim Directors
Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors
If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation
The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO
Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.
Auditors	The Investment Manager prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.
Classified Board
The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.
Continuance/Exporting Jurisdictions
Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.
Linked Proposals
Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2.REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES
Mergers
A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value.

Fair Price Proposals
Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price”.

Crown Jewels
Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts
Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups
Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail
Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)
Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should not be able to waive one bid for another as long as all bids meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3.STOCK AND COMPENSATION PLANS
Option Dilution
The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market
The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan
The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.
Option Price Change
The Investment Manager opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Exceptions may include extreme situations such as a complete market collapse.

Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.
Employee Loans
Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.

Employee Stock Purchase Plans
The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares; and (c) employees pay at least 85% of the fair market value for shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for OutsideDirectors
In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options.

Golden Parachutes
Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option / Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.
Amendments to Plans
Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4.CAPITALIZATION
Dual Class
The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote”. The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization
The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Portfolio. In carefully scrutinizing such proposals, consideration should be given to factors such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.
Private Placements
Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks
Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes - whether management bundling the proposal with other changes that are negative; (b) method of distribution – whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5.SHAREHOLDER PROPOSALS
Shareholder ProposalsGenerally
As a general policy, the Investment Manager opposes shareholder proposals which seek to alter responsibility of directors to supervise management and provide a wide range of discretionary considerations which directors must take into account in evaluating a business proposal, e.g., place priority to suppliers, employees, community etc., above shareholders.

Shareholder Proposal RegardingVoting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.
Shareholder ProposalsRegarding the Expensing ofStock Options
Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Ethical Related ShareholderProposals
While the Investment Manager generally recommends opposing shareholder proposals which seek to alter or constrict directors and management’s responsibility to manage the business, or seek to impose discretionary considerations which directors must take into account in evaluating business proposals, on occasion, shareholder proposals are brought which relate to uniquely important issues of social responsibility. The Investment Manager is of the view that the management of a corporation is best suited to consider these issues and to assess any contingent risks or liabilities to the company. However, where there are extenuating circumstances, the proxy voting committee may also consider taking an affirmative voting position on such proposals.

6.OTHER ISSUES
Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).
Other Business
The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Portfolio and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of an internal proxy analyst ("Analyst") to provide voting recommendations and to vote routine proxies generally in accordance with the Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the "Committee") will oversee the actions of the Analyst and the proxy voting process generally. In the event the Analyst has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the Policy (an "Exception"), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee may consider whether to take action other than in accordance with a recommendation from the Analyst and may engage the services of an outside service provider to provide a voting recommendation. In the event that a conflict of interest is identified with respect to a Committee member, such Committee member will recuse himself or herself from the proxy voting process.

Other Expenses
Each Portfolio pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissionsor transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Portfolios on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio are charged to that Portfolio.

Codes of Ethics
Each of the Company, the Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends
On each day that the net asset value (“NAV”) of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day’s last calculation of NAV.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Portfolio are accrued each day.

Because each Portfolio’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Portfolios will not qualify for the 15% maximum tax rate applicable to certain dividends paid to non-corporate taxpayers pursuant to recently enacted legislation.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio’s NAV at $1.00 per share.

Capital Gain Distributions
If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains (currently at the maximum rate of 15% for individuals), regardless of how long the shareholder has held the Portfolio’s shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Portfolio will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year), but if it does so, such gain will be distributed annually.

Tax Status of the Portfolios
Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and totimely distribute all of its investment company taxable income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that anyPortfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Federal Income Tax Issues – Municipal Portfolio, California Portfolio and New York Portfolio. Distributions from the Municipal Portfolio, the California Portfolio and the New York Portfolio will constitute exempt-interest dividends to the extent of the Portfolio’s tax-exempt interest income (net of expenses and amortized bond premium), if any. Exempt-interest dividends distributed to shareholders of the Municipal Portfolio, the California Portfolio and the New York Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by each Portfolio of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income.

Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio’s investment policy of generating at least 80% of its income that is free from federal income tax.

AMT is imposed to the extent it exceeds the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. Corporate investors should note that generally 75% of the amount by which adjusted current earnings (which include all tax-exempt interest) exceed the AMTI of a corporation constitutes an upward adjustment to such corporation’s AMTI. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Municipal Portfolio.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income for purposes of the federal income tax. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers. Prospective investors should consult their own tax advisers as to such consequences.

Interest on indebtedness which is incurred to purchase or carry shares of any Portfolio which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, each Portfolio may not be an appropriate investment for (i) persons who are “substantial users” of facilities financed by industrial development bonds held by each Portfolio or are “related persons” with respect to such users; or (ii) persons who are investing through a tax-exempt retirement plan, IRA or Keogh Account.

Each Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become subject to federal taxation, either prospectively or retroactively to the date the obligation was issued.

California Income Tax Issues – California Portfolio. As long as the California Portfolio continues to qualify as a regulated investment company under the Code, it will incur no California income or franchise tax liability on income and capital gains distributed to its shareholders.

California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For the Portfolio to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations or from capital gains will be subject to tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Portfolio will not be deductible for California personal income tax purposes.

California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference.

Dividends and distributions from the Portfolio are not exempt from California state corporate income or franchise taxes.

New York Income Tax Issues – New York Portfolio.Individual shareholders of the New York Portfolio resident in New York state will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the state of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will not be excluded from net income and shares of the New York Portfolio will be included in investment capital or business capital (but not both) in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Other Tax Information
Each of the Portfolios may invest in obligations such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.

As of October 31, 2004, the Municipal Portfolio and the California Portfolio had capital loss carryforwards of $_____ and $ _____, respectively. For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Portfolios’ capital loss carryforwards will expire between October 31, 200_ and October 31, 20__.

The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Portfolio is currently required by law to withhold 28% (“back-up withholding”) of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Auditors and Reports to Shareholders
The Company’s independent auditors, _____________, 5 Times Square, New York, NY 10036, audit and report on the Company’s annual financial statements, read certain regulatory reports, prepare the Company’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The Portfolios’ October 31, 2004 financial statements and the report thereon of Ernst & Young LLP from the Portfolios’ October 31, 2004 annual report (as filed with the SEC on December __, 2004 pursuant to Section 30(b) of the Investment Company Act and Rule 30b2-1 thereunder (Accession Number [0001089355-__-______])) are incorporated herein by reference.

SHARE PRICE CALCULATION

The Portfolios are open for business on days when the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open. In addition, the Portfolios may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described in the Prospectus under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time).

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7. Each Portfolio must adhere to certain conditions under Rule 2a-7.

The Board of Directors of the Company oversees the Investment Manager’s adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio’s NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio’s NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, each Portfolio’s yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Portfolios, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Portfolio are sold on a continuous basis by the Distributor.

Each Portfolio does not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. If applicable, each Portfolio may waive minimum investment requirements, if any, for purchases by directors, officers or employees of the Company, TD Waterhouse or any of its subsidiaries.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Waterhouse or the Selected Broker through which you purchase shares. In addition, Portfolio shares may be subject to redemption should the TD Waterhouse brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Waterhouse or a Selected Broker with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Portfolio’s portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

PERFORMANCE

BANK RATE MONITOR™, N. Palm Beach, Florida 33408, a financial reporting service which each week publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts, reports results for the BANK RATE MONITOR National Index. The rates published by the BANK RATE MONITOR National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited checking while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Bank products represent a taxable alternative income-producing product. Bank and thrift institution account deposits may be insured. Shareholder accounts in the Company are not insured. Bank savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of a Portfolio are redeemable at the NAV next determined (normally, $1.00 per share) after a request is received without charge.

Investors may also want to compare a Portfolio’s performance to that of U.S. Treasury Bills or Notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. A Portfolio’s yield will fluctuate.

Tax-Exempt versus Taxable Yield. Investors may want to determine which investment – tax-exempt or taxable – will provide a higher after-tax return. To determine the tax equivalent yield, simply divide the yield from the tax-exempt investment by an amount equal to 1 minus the investor’s marginal federal income tax rate.

SHAREHOLDER INFORMATION

Each Portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of an investment portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of that Portfolio. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio. Shareholders of the Portfolios of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001, of the Portfolios: 50 billion shares of the Money Market Portfolio; 20 billion shares of the U.S. Government Portfolio; 10 billion shares of the Municipal Portfolio; 10 billion shares of the California Portfolio and 10 billion shares of the New York Portfolio. Each share of an investment Portfolio is entitled to participate pro rata in the dividends and distributions from that Portfolio.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership
On December [12], 2004, no person owned beneficially or of record 5% or more of the outstanding share of any Portfolio.

ANNEX –- RATINGS OF INVESTMENTS

STANDARD AND POOR’S AND MOODY’S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor’s (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service (“Moody’s”). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, -2 or -3.

FITCH COMMERCIAL PAPER RATINGS

When assigning ratings, the agency considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign "lenders of last resort" or by major shareholders, the potential strength of any such support is also taken into account in the ratings.

MIG-1 AND MIG-2 Municipal Notes

Ratings of Moody’s for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

MOODY’S INVESTORS SERVICE BOND RATINGS

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of suchissues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

FITCH BOND RATINGS

AAA. Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA.Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

PART C

OTHER INFORMATION

TD WATERHOUSE FAMILY OF FUNDS, INC.

Item 22.Exhibits.

(a)	(1)	Articles of Incorporation (see Note B)

	(2)	Articles of Amendment to Articles of Incorporation dated December 18, 1997 (see Note D)

	(3)	Articles of Amendment to Articles of Incorporation dated March 12, 1998 (see Note E)

	(4)	Articles of Amendment to Articles of Incorporation dated July 22, 1998 (see Note G)

	(5)	Articles of Amendment to Articles of Incorporation dated March 29, 1999 (see Note G)

	(6)	Articles of Amendment to Articles of Incorporation dated September 20, 1999 (see Note G)

	(7)	Articles of Amendment to Articles of Incorporation dated November 8, 1999 (see Note H)

(b)	By-Laws, as amended to date (see Note A)

(c)	Instruments Defining Shareholder Rights (incorporated by reference to Exhibits (a) and (b) to the Registration Statement, as incorporated herein)

(d)	(1)	Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated October 15, 1996 (see Note C)

	(2)	Amendment to Investment Management Agreement between Registrant and TD Waterhouse Asset Management, Inc. relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (see Note I)

(e)	(1)	Distribution Agreement between Registrant and Funds Distributor, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated April 11, 2001 (see Note J)

	(2)	Form of Agency Selling Agreement (see Note A)

	(3)	Agency Selling Agreement for Waterhouse Securities, Inc. dated February 15, 1996 (see Note B)

(f)	Inapplicable

(g)	(1)	Custody Agreement between Registrant and The Bank of New York, on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 19, 1995 (see Note B)

	(2)	Amendment to Custody Agreement between Registrant and The Bank of New York on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 10, 1997 (see Note E)

	(3)	Amendment to Custody Agreement between Registrant and The Bank of New York relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 1, 2000 (see Note I)

	(4)	Amendment to Custody Agreement between Registrant and The Bank of New York dated June 6, 2001 (see Note J)

	(5)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York dated June 6, 2001 (see Note J)

(h)	(1)	Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp. on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated September 8, 1999 (see Note G)

	(2)	Amendment to Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp. relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (see Note I)

	(3)	Amendment to Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investors Services Corp. on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated [ ] *

	(4)	Form of Shareholder Servicing Plan (see Note A)

	(5)	Form of Shareholder Services Agreement (see Note A)

	(6)	Shareholder Services Agreement for Waterhouse Securities Inc. (predecessor to TD Waterhouse Investor Services, Inc.) dated October 15, 1996 (see Note C)

	(7)	Amendment to Shareholder Services Agreement for TD Waterhouse Investor Services, Inc. dated March 7, 2001 (see Note J)

	(8)	Amendment to Shareholder Services Agreement for TD Waterhouse Investor Services, Inc. dated [ ] *

	(9)	Administration Agreement between Registrant and Waterhouse Securities, Inc. dated June 11, 1997 (see Note C)

	(10)	Amendment to Administration Agreement between Registrant and TD Waterhouse Investor Services, Inc. relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (see Note I)

	(11)	Sub-administration Agreement between TD Waterhouse Investor Services, Inc. and Funds Distributor, Inc. on behalf of Registrant dated April 11, 2001 (see Note J)

	(12)	State Registration Services Agreement between Registrant and Clear Sky Corporation dated November 27, 1995 (see Note B)

	(13)	Accounting Services Agreement between TD Waterhouse Investor Services, Inc. and SEI Investments Mutual Funds Services dated September 1, 2000 (see Note I)

(i)		Opinion and Consent of Shearman & Sterling LLP as to legality of the securities being registered (see Note J)

(j)	(1)	Consent of Shearman & Sterling LLP *

	(2)	Consent of Independent Auditors *

(k)		Inapplicable

(l)	(1)	Subscription Agreement between Registrant and FDI Distribution Services, Inc. dated December 12, 1995 (see Note A)

	(2)	Subscription Agreement between Registrant and FDI Distribution Services, Inc. on behalf of California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (see Note J)

(m)		Inapplicable

(n)	Inapplicable

(p)	(1) Code of Ethics of Registrant and Investment Manager (See Note I)

(2) Amended Code of Ethics of Registrant and Investment Manager (See Note L)

(3) Code of Ethics of Registrant *

(4) Code of Ethics of Investment Manager *

(5) Code of Ethics of Principal Underwriter (see Note I)

(6) Code of Ethics of BISYS Fund Services (filed herewith)

Other Exhibits:

Power of Attorney for George F. Staudter, Richard Dalrymple, Anthony J. Pace, Lawrence Toal and Theodore Rosen dated June 12, 1996 (see Note C)

Power of Attorney for Peter B.M. Eby dated September 19, 2002 (see Note K)

Delegation Agreement for Retail Funds (see Note L)

*	To be filed by amendment

Note A:	Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 12, 1995, and incorporated herein by reference.

Note B:	Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on June 20, 1996, and incorporated herein by reference.

Note C:	Filed as an exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 1997, and incorporated herein by reference.

Note D:	Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 19, 1997, and incorporated herein by reference.

Note E:	Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 13, 1998, and incorporated herein by reference.

Note F:	Filed as an exhibit to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 14, 1998, and incorporated herein by reference.

Note G:	Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 15, 1999, and incorporated herein by reference.

Note H:	Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 1999, and incorporated herein by reference.

Note I:	Filed as an exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 28, 2000, and incorporated herein by reference.

Note J:	Filed as an exhibit to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 26, 2001, and incorporated herein by reference.

Note K:	Filed as an exhibit to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 2002, and incorporated herein by reference.

Note L:	Filed as an exhibit to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 31, 2003, and incorporated herein by reference.

Item 23.Persons Controlled by or under Common Control with Registrant.

               Not applicable.

Item 24.Indemnification.

               Section 2-418 of the General Corporation Law of the State of Maryland, Article IX of the Registrant’s Articles of Incorporation, filed as Exhibit (a)(1) hereto, Article V of the Registrant’s By-Laws, filed as Exhibit (b) hereto, and the Investment Management Agreement, filed as Exhibit (d)(1) hereto, provide for indemnification.

               The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.

               The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

               Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

               Unless limited by the Registrant’s charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

               The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

               Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

               Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 25.Business and Other Connections of Investment Adviser.

               The following persons are the directors and officers of the Investment Manager:

               DAVID HARTMAN*, Senior Vice President and Chief Investment Officer of the Investment Manager since 1995.

               RICHARD H. NEIMAN*, Director and Secretary of the Investment Manager. Mr. Neiman has served as Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Group, Inc. since July 1994. Mr. Neiman also serves in similar capacities for TD Waterhouse Investor Services, Inc.

               FRANK J. PETRILLI*, Director of the Investment Manager. Mr. Petrilli has served as Chairman, President, and Chief Executive Officer of TD Waterhouse Asset Management, Inc. since January 1997. Mr. Petrilli has served as President and Chief Executive Officer – U.S. of TD Waterhouse Group, Inc. since June 1999. Mr. Petrilli also serves as Director and Chairman of TD Waterhouse Investor Services, Inc.

               B. KEVIN STERNS*, Senior Vice President, Chief Financial Officer and Treasurer of the Investment Manager. Mr. Sterns has served as Executive Vice President, Chief Financial Officer and Treasurer of TD Waterhouse Group, Inc. and TD Waterhouse Investor Services, Inc. since October 1996. Mr. Sterns has served in various positions with Toronto-Dominion Bank since October 1970 and is currently a Vice President with the Bank.

               MICHELE R. TEICHNER*, Senior Vice President and Chief Compliance Officer - Compliance, Administration and Operations of the Investment Manager. Ms. Teichner has been serving as Senior Vice President of TD Waterhouse Asset Management, Inc. since August 1996, with responsibility for compliance, administration and operations, and as Chief Compliance Officer since June 2004.

               *                Address: 100 Wall Street, New York, NY 10005

Item 26. Principal Underwriters.

               (a)              Funds Distributor, Inc. (the “Distributor”) acts as principal underwriter for the following investment companies:

               GMO Trust
               Merrimac Series
               Munder Series Trust
               Skyline Funds
               TD Waterhouse Family of Funds, Inc.
               TD Waterhouse Trust

               TD Waterhouse Plus Funds, Inc.

               The Distributor is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. The Distributor is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

               (b)                The following is a list of the executive officers and directors of the Distributor:

Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Distributor	with Registrant

William J. Tomko	President	None
Kevin J. Dell	Secretary & Director	None
Edward S. Forman	Assistant Secretary	None
Robert A. Bucher	Financial and Operations Principal	None
Charles L. Booth	Vice President/Assistant	None
Compliance Officer
Richard F. Froio	Vice President/ Chief	None
Compliance Officer/Executive
Representative/Supervising
Principal
James L. Fox	Director	None
Stephen E. Hoffman	Treasurer	None

               *                 Address: c/o Funds Distributor, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110

               (c)               Not applicable.

Item 27.Location of Accounts and Records.

               All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant’s Investment Manager and Administrator, TD Waterhouse Asset Management, Inc. and TD Waterhouse Investor Services, Inc., respectively, 100 Wall Street, New York, New York 10005, or (i) in the case of records concerning custodial functions, at the offices of the Registrant’s Custodian, The Bank of New York, One Wall Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant’s Transfer Agent and Dividend Disbursing Agent, National Investor Services Corp., 55 Water Street, New York, New York 10041; (iii) in the case of records concerning distribution, administration and certain other functions, at the offices of the Fund’s Distributor and Sub-Administrator, Funds Distributor, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110; and (iv) in the case of records concerning fund accounting functions, at the offices of the Fund’s fund accountant, SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100.

Item 28.Management Services.

               Not applicable.

Item 29.Undertakings.

               Not applicable.

SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 29th day of October, 2004.

TD WATERHOUSE FAMILY OF FUNDS, INC.
Registrant

By:/s/ George O. Martinez
George O. Martinez
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ George Martinez	President and	October 29, 2004
George Martinez	Chief Executive Officer

/s/ Christopher Salfi	Treasurer and	October 29, 2004
Christopher Salfi	Chief Financial Officer

George F. Staudter*	Chairman of the Board
and Director

Richard W. Dalrymple*	Director

Peter B.M. Eby*	Director

Lawrence J. Toal*	Director

*By /s/ Richard H. Neiman		October 29, 2004
Richard H. Neiman
Attorney-in-Fact pursuant to a power
of attorney

INDEX TO EXHIBITS

(h)(3)	Amendment to Transfer Agency and Dividend Disbursing Agency Agreement

(h)(8)	Amendment to Shareholder Services Agreement

(p)(6)	Code of Ethics of BISYS Fund Services